UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2020

BLOW & DRIVE INTERLOCK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55053	46-3590850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

805, 8th Floor, Menara Mutiara Majestic,

Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia

(Address of principal executive offices) (zip code)

+603 7783 1636

(Registrant’s telephone number, including area code)

1427 S. Robertson Blvd.

Los Angeles, CA 90035

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered

None	None

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. To the extent that any statements made in this report contain information that is not historical, these statements are essentially forward-looking. Forward-looking statements can be identified by the use of words such as “expects”, “plans”, “may”, “anticipates”, “believes”, “should”, “intends”, “estimates”, and other words of similar meaning. These statements are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, our ability to raise additional capital to finance our activities; the effectiveness, profitability and marketability of our products; legal and regulatory risks associated with the share exchange; the future trading of our common stock; our ability to operate as a public company; our ability to protect our proprietary information; general economic and business conditions; the volatility of our operating results and financial condition; our ability to attract or retain qualified senior management personnel and research and development staff; and other risks detailed from time to time in our filings with the Securities and Exchange Commission (the “SEC”), or otherwise. Information regarding market and industry statistics contained in this report is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not undertake any obligation to publicly update any forward-looking statements. As a result, investors should not place undue reliance on these forward-looking statements.

EXPLANATORY NOTE

We were incorporated under the name of Jam Run Acquisition Corporation on July 2, 2013, under the laws of the State of Delaware. On February 6, 2014, the shareholders and board of directors approved the change of our name to Blow and Drive Interlock Corporation.

Our principal executive offices are now located at 502, 5th Floor, Menara Mutiara Majestic, 15 Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia 58200. Our new telephone number is +603 7783 1636.

We have never declared bankruptcy.

Item 1.01 Entry into a Martial Definitive Agreement

On November 18, 2020, the Company entered into a Share Exchange Agreement (the “SEA”) with the shareholders of Leet Technology Limited (“LTL”), a Malaysian corporation. Pursuant to the SEA, the Company acquired 10,000 shares of capital stock of LTL and in exchange issued 10,000,000 restricted shares of the Company’s Common Stock to the Shareholders of LTL.

As a result of the Share Exchange Agreement:

(i)	LTL’s principal business became the business of the Company, and
(ii)	LTL became a wholly-owned subsidiary of the Company

The completion of the SEA resulted in the Company changing its line of business, and as a result, the Company has included below the information that would be required if the Company were filing a general form for registration of securities under the Exchange Act on Form 10.

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Previous Business

Prior to the acquisition of our wholly-owned subsidiary as described below, our main business consisted of the manufacture and sale of a Breath Alcohol Ignition Interlock Device (BAIID) we developed known as the BDI-747 Ignition Interlock Device (the “BDI-747/1”), which is a mechanism that is installed on the steering column of an automobile and into which a driver exhales prior to starting their vehicle. The device in turn provides a blood-alcohol concentration analysis. If the driver’s blood-alcohol content is higher than a certain pre-programmed limit, the device prevents the ignition from engaging and the automobile from starting. These devices are often required for use by DUI or DWI (“driving under the influence” or “driving while intoxicated”) offenders as part of a mandatory court or motor vehicle department program.

Current Business

Shortly after changing our business focus towards the eSports industry, which we regard as a potentially high growth and profitable industry, we identified certain opportunities to engage in the business related to e-sports in South East Asia, which has seen high growth over the last 3 years, and determined that we should pursue that business opportunity. We entered into negotiations with LTL, and have closed that acquisition as of November 18, 2020.

Currently, the Company is a holding company and has no principal business other than LTL’s business. As a result of the closing of the SEA, LTL is a wholly-owned subsidiary of the Company which operates an eSports platform in Malaysia. All references to Company herein include its operating subsidiary LTL unless otherwise noted.

Esports Industry and Segment

Definition of eSports:

“Esports (also known as electronic sports, e-sports, or eSports) is a form of sport competition using video games. Esports often takes the form of organized, multiplayer video game competitions, particularly between professional players, individually or as teams. Although organized competitions have long been a part of video game culture, these were largely between amateurs until the late 2000s, when participation by professional gamers and spectatorship in these events through live streaming saw a large surge in popularity. By the 2010s, esports was a significant factor in the video game industry, with many game developers actively designing and providing funding for tournaments and other events.” (Source: Wikipedia)

Growth of eSports

In 2020, the global eSports market was valued at just over US$950 million. According to the source's estimates, global eSports market revenue will reach almost US$1.6 billion in 2023. The eSports industry is expected to grow rapidly in the coming years. The majority of these revenues come from sponsorships and advertising, and the rest from media rights, publisher fees, merchandise and tickets, digital and streaming. In terms of revenues, Asia and North America represent the two largest eSports markets, with China alone accounting for almost one fifth of the market. (Source: Statistica)

In 2016, ASEAN decided to enter the market by hosting its very own eSports tournament. Malaysia, in collaboration with eSports Malaysia hosted the first ever ASEAN Games for eSports (AGES) with a prize pool of around US$256,000.

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Most recently, the 2018 Asian Games, held in Jakarta and Palembang simultaneously, had – for the first time – six demonstration games as part of its eSports event. The games were Arena Of Valor, Hearthstone, Pro Evolution Soccer, League Of Legends, Clash Royale and StarCraft 2.(Source: Newzoo)

Other reasons why the eSports market is increasing in the region are due to growing regional incomes. According to a Newzoo report from 2015, the “Big Six” countries in Southeast Asia for eSports are Vietnam, Thailand, Philippines, Indonesia, Malaysia and Singapore. The report stated that these countries account for 99 percent of the region’s eSports revenue. The “Big Six” countries mentioned in the report have flourishing economies and a growing middle-class population. As populations grow, more disposable income is spent on hobbies and leisure activities which includes video games.

Our Product Portfolio

Our current product is an e-sports platform which is www.Matchroom.net. Matchroom features an integrated e-sports tournament site that allows tournament organizers, brands, players and game developers to organize e-sports tournaments on our platform utilizing our platform tools. Matchroom tools include user registrations, payments, communications, livestream link ups, wallet system and many other community features.

Market, Customer and Distribution Methods

Our focus in regards of target markets encompasses the emerging markets (South East Asia, Middle East, and South Asia) in terms of geography, and users between the ages of 17 – 35. As most of these markets are mobile centric, our focus is mainly towards mobile e-sport tournaments. As such, we also focus on working with mobile network operators in our target markets, as they have direct access to their mobile subscribers, which are our target audience as well.

Sales and Marketing

Our sales strategy is geared towards a subscription model, at which users subscribe to a tournament pass that allows them to participate in a series of tournaments which has prize pools and benefits. Our partnerships with mobile network operators extend our payment reach through direct carrier billings with the mobile network operators in the respective countries in which we work.

By building up the community of e-sports players, brands can sponsor some of these prize pools by offering product ad placements, sampling and giveaways. This will be further amplified by offerings of ecommerce opportunities for brands to sell their product on our platform.

Our marketing strategy revolves around digital marketing through social media, brand marketing, influencer marketing and working with mobile carriers to co-promote our tournaments.

Government Regulation

We will be required to comply with all regulations, rules and directives of governmental authorities and agencies in any jurisdiction in which we conduct our current business. As of now, there are no additional required government approvals which we must obtain.

Competition

There has been increased competition on eSports providers in this region over the last 2 years. E-sports platforms such as ESPL, Mogul.gg, Yamisok, ESL, and several others are constantly expanding their reach across the South East Asian and South Asian markets.

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Our key competitors include some of the following:

ESPL (E-Sport Player League) – A new esports platform that has recently emerged out of Malaysia and has been aggressively focused on professional esports management and platform. It has expanded its reach towards India as well as in South East Asia

Mogul.gg – An Australian-based esports platform, and has seen its expansion in Australia and Philippines. It focuses on community esports as opposed to Professional Esports

Yamisok – An Indonesian-based esports platform that also focuses on community esports and also works with brands and mobile carriers, primarily in Indonesia to carry out community tournaments in Indonesia

ESL (Electronic Sports League) – A German-based esports company that has operated many international tournaments with major partnership with Valve. ESL also has a esports platform but mainly focuses on Europe and US markets.

Business Plan

The year 2020 has seen most countries and economies deal with the Covid-19 pandemic, as it is still spreading across continents. While responding to the pandemic has led to many innovations and digitization in many sectors, eSports has also been affected. Esports has traditionally been offline-based, due to its competitive factor and focus on fair play. With on-ground events largely restricted, there has been a growth in online tournaments. More gamers are getting online to compete with others, as well as the growth of online viewers watching livestreams. This has also led to higher data consumption usage of the internet, mainly mobile data consumption.

2021 will see the Company focusing on working with mobile network operators within South East Asia to extend our platform’s (Matchroom) product offerings via a subscription model, at which mobile subscribers will subscribe to a data package that offers a tournament pass, at which users are able to compete in a series of tournaments that is offered.

Matchroom will focus on delivering eSports content to the market through the following:

1) White label solutions with mobile network operators to cater to their users

2) Launch of Matchroom’s Regional Tournaments and working with mobile network operators in each country to promote and provide a direct carrier billing subscription method for their users to subscribe.

3) Brand partnerships to carry out online eSports tournaments and livestream content for brand exposure and engagement.

Based on our current roadmap, we intend to cover South East Asia, namely Malaysia, Philippines, Indonesia, Thailand, Singapore and Cambodia within the next 18 months. The following 18 months in 2022-2023 will see us incorporating Vietnam, South Asia, Middle East and African markets into our platform.

To cater to our expansion, our platform roadmap also focuses on several priorities:-

1) Enhancement of our current platform to enable deep-linking with mobile carriers

2) Launch of a redemption and ecommerce platform

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3) Enhancements of our current esports tools and services

4) Gamifications and User Experience enhancements

5) Multi language and geographical-led content management.

6) Software development kits (SDK) for better onboarding of game developers and tournament operators.

7) Customer Engagement and Community management tools for better customer experience.

We will also need to recruit computer gaming employees and consultants, and executives that will lead localized teams across the region, especially in Philippines, Indonesia and Thailand where there is a distinct local culture that calls for localization of content in that particular country. We also expect to expand our development and operations team to cater to more tournaments including automations, data mining, customer retentions & userbase including monetization strategies.

We expect our revenues to continue growing in 2021 onwards especially through our mobile carrier partnerships as well as our subscription model which is expected to in line with our user growth and platform deliverables.

Employees

As of September 30, 2020, we have approximately 9 full time employees based in Malaysia and 2 full time employees based in the Philippines. We have never experienced a work stoppage.

Description of Properties

Our principal executive offices are located at 502, 5th Floor, Menara Mutiara Majestic, 15 Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia. Our telephone number is +603 7783 1636. We have no present intention of acquiring other facilities during our development stage.

We do not currently have any investment or interests in any real estate, nor do we have investments or an interest in any real estate mortgages or securities of persons engaged in real estate activities.

Risk Factors

You should carefully consider the risk described below and all other information contained in this report before making an investment decision. If any of the following risk occurs, our business, financial condition and results of operations could be materially and adversely affected. In that event, the trading price of our common stock could decline, and you may lose all or a part of your investment. This report contains forward-looking information that involves risk and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of many factors, including the risks described below and elsewhere in this report.

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General Risks Relating to our Business, Operations of Financial Condition

We have a limited operating history and are subject to the risks encountered by early-stage companies

LTL officially launched its commercial service (Matchroom) in Malaysia in January, 2019. Because LTL has a limited operating history, you should consider and evaluate our operating prospects in light of the risks and uncertainties frequently encountered by early-stage companies in rapidly evolving markets. These risks include:

•	That we may not have sufficient capital to achieve our growth strategy;
•	That we may not develop our product and service offerings in a manner that enables us to be profitable and meet our customers' requirements;
•	That our growth strategy may not be successful; and
•	That fluctuations in our operating results will be significant relative to our revenues

These risks are described in more detail below. Our future growth will depend substantially on our ability to address these and the other risks described in this section. If we do not successfully address these risks, our business could be significantly harmed.

We have a history of net losses, may incur substantial net losses in the future and may not achieve profitability.

Although we have begun to generate revenues, we have incurred significant losses since inception. We expect to incur increased costs to implement our business plan and increase revenues, such as costs relating to expanding our subscribers’ growth.

If our revenues do not increase to offset these additional expenses, or if we experience unexpected increases in operating expenses, we will continue to incur significant losses, and will not become profitable. If we are not able to significantly increase our revenues, we will likely not be able to achieve profitability in the future.

Our operating losses and working capital deficiency raise substantial doubt about our ability to continue as a going concern.  If we do not continue as a going concern, investors could lose their entire investment.

Our operating losses and working capital deficiency raise substantial doubt about our ability to continue as a going concern. If we do not generate sufficient revenues, do not achieve profitability, or do not have other sources of financing for our business, we may have to curtail or cease our development plans and operations, which could cause investors to lose the entire amount of their investment.

Increasing competition within our emerging industry could have an impact on our business prospects.

The e-sports industry is the latest high growth industry on which many are looking to capitalize. Consequently, it is becoming a very competitive industry, with new competitors frequently entering the market.

These competing companies may have significantly greater financial and other resources than we have, and may have been developing their products and services longer and more successfully than we have been developing ours. Although we are differentiated from our competitors by focusing on emerging markets and leveraging on the mobile carrier network, increased competition may still have a negative impact on our profit margins.

The eSports industry is also becoming intensely more competitive from a tech perspective. Successful competitors of ours typically have better networking or deep integrations with game developers mainly in the US that give them a competitive edge. As these competitors have an established base of market operation, moving towards emerging markets may be their respective future strategies.

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Increasing competition affects a majority of the participants in the eSports market, as users are increasingly more driven by instant gratification and gaming tools that are user friendly; while brands/organizations are interested in enhancing cost control and revenue generation.

Our operating results may fluctuate in future periods, which may adversely affect our stock price

Our operating results have been in the past, and will continue to be, subject to quarterly and annual fluctuations as a result of numerous factors, some of which may contribute to more pronounced fluctuations in an uncertain global economic climate. These factors include:

•	Fluctuations in demand for our products and services, especially with respect to telecommunications service providers and internet businesses, in part due to changes in the global economic climate
•	Changes in sales and implementation cycles for our products and reduced visibility into our customers’ spending plans and associated revenue
•	Our ability to attract and retain customers
•	Price and product competition in the e-sports industries, which can change rapidly due to technological innovation and different business models
•	The overall movement toward industry consolidation among both our competitors and our customers

The markets in which we compete are intensely competitive

The markets in which we compete are characterized by rapid change, converging technologies, and a migration to networking and communications solutions that offer relative advantages. These market factors represent a competitive threat to us. We compete with numerous vendors in each product category. The overall number of our competitors providing niche product solutions may increase. Also, the identity and composition of competitors may change as we increase our activity in markets for our products and in our priorities.

Industry consolidation may lead to increase competition and may harm our operating results.

There has been a trend towards industry consolidation in our industry for several years. We expect this trend to continue as companies attempt to strengthen or hold their market positions in an evolving industry, and as companies are acquired or are unable to continue operations. Companies that are strategic alliance partners in some areas of our business may acquire or form alliances with our competitors, thereby reducing their business with us. We believe that industry consolidation may result in stronger competitors that are better able to compete for customers. This could lead to more variability in our operating results and could have a material adverse effect on our business, operating results, and financial condition.

Economic conditions in certain international markets could adversely affect demand for the products we sell.

Sales of our products involve discretionary spending by consumers. Consumers are typically more likely to make discretionary purchases, including paying to participate or watch, when there are favorable economic conditions; this of course also extends to the brands, sponsors, and telecommunications partners that we plan to most leverage through Matchroom.

Consumer spending may be affected by many economic and other factors outside of the Company’s control. Some of these factors include consumer disposable income levels, consumer confidence in current and future economic conditions, levels of employment, consumer credit availability, consumer debt levels, inflation, political conditions and the effect of weather, natural disasters, public health crises, including the recent outbreak of the coronavirus (or COVID-19), and civil disturbances.

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The extent to which the coronavirus impacts our results will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of the coronavirus and the actions to contain the coronavirus or treat its impact, among others. These and other economic factors could adversely affect demand for our products, which may negatively impact our business, results of operations and financial condition.

The e-sports industry has historically been relatively sensitive to external pressure; potentially affected by level of prize pools, introduction of new games, consoles, and technologies that may negatively impact the demand for existing products or our pre-owned businesses

The e-sports industry has historically been sensitive to external pressures, especially in response to the level of prize pools across recent competitions, introduction and/or retirement of game titles, consumer preferences, adoption of new technologies/platforms, and more.

These kinds of changes typically favor the most innovative and better capitalized businesses that are able to maintain their competitive edge by keeping up with the times and giving the customers what they want.

Technological advances in the delivery and types of e-sports competition, as well as changes in consumer behavior related to these new technologies, have and may continue to lower our sales.

Technological advances in the tools that facilitate an e-sports competition, as well as changes in consumer behavior related to these new technologies, have and may continue to lower our sales

As our competitors implement more tools that can better deliver and facilitate high quality e-sports experiences, our customers may no longer choose to perform their business with us, thereby negatively impacting our sales and business performance.

If we fail to keep pace with changing industry technology and consumer preferences, we will be at a competitive disadvantage

The interactive entertainment industry is characterized by swiftly changing technology, evolving industry standards, frequent new and enhanced product introductions, rapidly changing consumer preferences and product obsolescence.

Games, and by association e-sports, are now played on a wide variety of mediums, including mobile phones, tablets, social networking websites, and more. This is especially true when it comes to the great exodus of serious gamers from the more traditional PC and console gaming to the newer mobile devices.

In order to continue to compete effectively in the e-sports industry, we need to respond effectively to these changes and understand their impact on our customers’ preferences. However, it may take significant time and resources to respond to these technological changes and the resulting effects on consumer behavior. Our business and results of operations may be negatively impacted if we fail to keep pace with these changes.

As a seller of certain consumer products, we are subject to various federal, state, local, and international laws, regulations, and statutes

While we take steps to comply with these laws, there can be no assurance that we will be in total compliance, and failure to comply with these laws could result in litigation, regulatory action and penalties which could have a negative impact on our business, financial condition, and results of operations. In addition, our partners and stakeholders might not adhere to the necessary policies, rendering our business susceptible to legal lawsuits which can severely impact our profitability.

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Failure to attract and retain executive officers and other key personnel could materially adversely affect our financial performance.

Our success depends upon our ability to attract, motivate, and retain a highly trained and engaged workforce, including key executives, management and skilled merchandising, marketing, financial, and administrative personnel. In addition, the turnover rate in the industry is relatively high, and there is an ongoing need to recruit and train new employees.

Factors that affect our ability to maintain sufficient numbers of qualified employees include employee morale, our reputation, unemployment rates, competition from other employers and our ability to offer appropriate compensation packages. Our inability to recruit a sufficient number of qualified individuals or our failure to retain key executive officers and other employees in the future may have a negative impact on our business and results of operations.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion should be read in conjunction with our audited financial statements and the related notes that appear elsewhere in this Form 8-K. The following discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results could differ materially from those discussed in the forward looking statements. Factors that could cause or contribute to such differences include, but are not limited to those discussed below and elsewhere in this Form 8-K.

Our audited financial statements are stated in United States Dollars and are prepared in accordance with United States Generally Accepted Accounting Principles.

Results of Operations

Our financial statements have been prepared assuming that we will continue as a going concern and, accordingly, do not include adjustments relating to the recoverability and realization of assets and classification of liabilities that might be necessary should we be unable to continue in operation. We expect we will require additional capital to meet our long term operating requirements. We expect to raise additional capital through, among other things, the sale of equity or debt securities.

The following comparative analysis on results of operations was based primarily on the comparative audited consolidated financial statements, footnotes and related information for the periods identified below and should be read in conjunction with the consolidated financial statements and the notes to those statements that are included elsewhere in this report.

Year ended December 31, 2019 compared to the year ended December 31, 2018

	Years ended December 31,
	2019	2018

Revenues, net	$52,386	$3,462

Operating expenses:
IT operating expense	(179,723)	(126,608)
Research and development	(103,376)	(76,053)
General and administrative	(462,511)	(358,578)

Total operating expenses	(745,610)	(561,239)

Loss before income taxes	(693,224)	(557,777)

Income tax expense	–	–

NET LOSS	$(693,224)	$(557,777)

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During the years ended December 31, 2019 and 2018, the following customers accounted for 10% or more of our total net revenues:

	Year ended December 31, 2019			December 31, 2019
Customers	Revenues	Percentage of revenues		Accounts receivable

Smart Communications Inc	$23,741	45%		$–
Hu Entertainment Sdn Bhd	11,837	23%		–
TFP Soft Sdn Bhd	7,875	15%		–
Person Edge Sdn Bhd	7,247	14%		–

Total:	$50,700	97%	Total:	$–

	Year ended December 31, 2018			December 31, 2018
Customers	Revenues	Percentage of revenues		Accounts receivable

Ammobox Studios	$1,735	50%		$–
Mihoyo Ltd.	1,727	50%		–

Total:	$3,462	100%	Total:	$–

All of our major customers are located in Malaysia and Philippines.

Revenue increased by 1413% to $52,386 for the year ended December 31, 2019, from $3,462 for the year ended December 31, 2018. The increase in revenue is mainly due to more sponsorship to their gaming events.

IT operating expenses increased by 41.9% to $179,723 for the year ended December 31, 2019, from $126,608 for the year ended December 31, 2018. The increase in IT operating expenses is due to the growth in gaming tournaments and events in 2019 as compared to 2018.

Research and development expense increased by 35.9% to $103,376 for the year ended December 31, 2019, from $76,053 for the year ended December 31, 2018. The increase in research and development expense is due to more product development in games contents in 2019 as compared to 2018.

General and administrative expenses increased by 28.9% to $462,511 for the year ended December 31, 2019, from $358,578 for the year ended December 31, 2018. The increase in general and administrative expenses is in line with the growth in business activities in 2019 as compared to 2018.

Net loss increased 24.3% to $693,224 for the year ended December 31, 2019, from $557,777 for the year ended December 31, 2018.

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Nine months ended September 30, 2020 compared to the same period ended September 30, 2019

	Nine months ended September 30,
	2020	2019

Revenues, net	$79,721	$39,453

Operating expenses:
IT operating expense	(102,472)	(114,820)
Research and development	(26,975)	(64,760)
General and administrative	(278,158)	(368,528)

Total operating expenses	(417,397)	(548,108)

Loss before income taxes	(327,884)	(508,655)

Income tax expense	–	–

NET LOSS	$(327,884)	$(508,655)

During the nine months ended September 30, 2020 and 2019, the following customers accounted for 10% or more of our total net revenues:

	Nine months ended September 30, 2020			September 30, 2020
Customers	Revenues	Percentage of revenues		Accounts receivable

Gogopass Asia Sdn Bhd	$48,596	63%		$1,724
PayTM First Games Private Limited	15,101	19%		15,257
Smart Communications Inc	9,991	13%		–

Total:	$73,688	95%	Total:	$16,981

	Nine months ended September 30, 2019			September 30, 2019
Customers	Revenues	Percentage of revenues		Accounts receivable

Smart Communications Inc	$23,731	60%		$–
TFP Soft Sdn Bhd	7,889	20%		–
Person Edge Sdn Bhd	7,259	18%		6,092

Total:	$38,879	98%	Total:	$6,092

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All of our major customers are located in Malaysia.

Revenue increased by 102% to $79,721 for the nine months ended September 30, 2020, from $39,453 for the nine months ended September 30, 2019. The increase in revenue is mainly due to more sponsorship to their gaming events.

IT operating expenses decreased by 10.7% to $102,472 for the nine months ended September 30, 2020, from $114,820 for the nine months ended September 30, 2019. The decrease in IT operating expenses is due to better cost savings in 2020 as compared to 2019.

Research and development expense decreased by 58.3% to $26,975 for the nine months ended September 30, 2020, from $64,760 for the nine months ended September 30, 2019. The decrease in research and development expense is due to less product development in games contents in 2020 as compared to 2019.

General and administrative expenses increased by 24.5% to $278,158 for the nine months ended September 30, 2020, from $368,528 for the nine months ended September 30, 2019. The decrease in general and administrative expenses is in line with the cost saving measures in 2020 as compared to 2019.

Net loss decreased 35.5% to $327,884 for the nine months ended September 30, 2020, from $508,655 for the nine months ended September 30, 2019.

Liquidity and Capital Resources

As of September 30, 2020, we had cash and cash equivalents of $5,582, accounts receivable of $16,981, deposit and other receivables of $890. Such cash amount and other sources of liquidity were not sufficient to support our operation in the next twelve months. Management believes the Company is currently pursuing additional financing for its operations. However, there is no assurance that the Company will be successful in securing sufficient funds to sustain the operations. In the absence of such financing, our business will likely fail.

	Nine Months Ended September 30,
	2020	2019
Net cash used in operating activities	$(190,074)	$(379,890)
Net cash used in investing activities	(2,286)	(2,117)
Net cash provided by financing activities	252,234	392,936

Net Cash Used In Operating Activities.

For the nine months ended September 30, 2020, net cash used in operating activities was $190,074, which consisted primarily of a net loss of $327,884 and a decrease in operating lease liabilities of $32, offset by depreciation of $3,100, a decrease in accounts receivables of $65,749, a decrease in deposit and other receivables of $26,831, an increase in accrued liabilities and other payables of $8,873 and an increase in accounts payable of $33,289.

For the nine months ended September 30, 2019, net cash used in operating activities was $379,890 which consisted primarily of a net loss of $508,655, an increase in accounts receivables of $29,901, an increase in deposit and other receivables of $47, offset by depreciation of $3,174, an increase in accrued liabilities and other payables of $155,506 and an increase in operating lease liabilities of $33.

We expect to continue to rely on cash generated through financing from our existing shareholders and private placements of our securities, however, to finance our operations and future acquisitions.

Net Cash Used In Investing Activities.

For the nine months ended September 30, 2020, net cash used in investing activities was $2,286, which consisted primarily of purchase of software and equipment.

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For the nine months ended September 30, 2019, net cash used in investing activities was $2,117, which consisted primarily of purchase of software and equipment.

Net Cash Provided By Financing Activities.

For the nine months ended September 30, 2020, net cash generated from financing activities was $252,234 consisting primarily of advances from the Company’s related parties.

For the nine months ended September 30, 2019, net cash generated from financing activities was $392,936, consisting primarily of advances from the Company’s related parties.

Off-Balance Sheet Arrangements

We have no outstanding off-balance sheet guarantees, interest rate swap transactions or foreign currency contracts.  We do not engage in trading activities involving non-exchange traded contracts.

Item 4. Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of November 18, 2020, certain information with respect to the beneficial ownership of our common shares by each shareholder known by us to be the beneficial owner of more than 5% of our common shares, as well as by each of our current directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class(1)

Dai SONG (1) 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia.	112,617,521	(2)
Common Stock			80.2%

Dai SONG 805, 8th Floor, Menara Mutiara Majestic, Jalan Othman, Petaling Jaya 46000, Selangor, Malaysia.	1,000,000
Preferred Stock			100%

_______________

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2)	The total includes 2,000,000 shares to be issued to Dai Song for his interest in Leet Technology Limited.

14

Directors, Executive Officers, Promoters and Control Persons

All directors of our Company hold office until the next annual meeting of the security holders or until their successors have been elected and qualified. The officers of our Company are appointed by our board of directors and hold office until their death, resignation or removal from office. Our directors and executive officers, their ages, positions held, and duration as such, are as follows:

Name	Position Held with the Company	Age	Date First Elected or Appointed
Dai, SONG	Director	59	October 23, 2020
Ding Jung, LONG	Chief Executive Officer	45	November 18, 2020
Kamal Hamidon	Chief Financial Officer	59	November 18, 2020
Ganesha Karuppiaya	Chief Technology Officer	38	November 18, 2020

Business Experience

The following is a brief account of the education and business experience during at least the past five years of each director, executive officer and key employee of our company, indicating the person’s principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

DAI, SONG-Director

Dai Song was appointed as CEO, CFO, Secretary and as a director on October 23, 2020. He resigned as CEO, CFO and Secretary on November 18, 2020. Dai SONG has served as Director of Bru-Haas, a licensed Telecom Operator in Brunei since 2004 and Malaysia since 1998. He began his career at State Street Bank & Trust in Boston (1984-1986) handling custody services for Institutional Liquid Assets – Goldman Sachs. From 1986 onwards, Mr. Song worked in Institutional Real Estate Development & Management in the Boston area.

In 1991, he returned to Malaysia and was a consultant for Arthur Andersen & Co. He left to form private companies in the telecoms and IT sectors. As a serial entrepreneur, in 1997, Mr. Song started Bru-Haas as a Telecom Wholesale Provider and has since expanded the network to North Asia, America, Middle East, and Africa.

In 2013, as part of a Joint Venture between Brunei International Gateway Sdn. Bhd. (now Unified National Networks) and Bru-Haas (B) Sdn Bhd, Mr. Dai SONG was the Managing Director of BIG Singapore working with the consortium submarine cable networks of Asia America Gateway, South East Asia Japan Cable System as part of Brunei representation. The consortium members include SingTel, Google, Telstra, Telekom Malaysia, China Telecom, Bharti, China Mobile, PLDT, and other carriers.

In 2020, he co-founded LTL together with Mr. Ding Jung LONG to venture into eSports and social gaming which he strongly believes is a key driver to increase growth in data consumption as part of the overall mobile growth.

Mr. Song received his Bachelor of Science Management (Finance and Accounting) in 1984 from the University of Massachusetts-Boston.

We believe that Mr. Song brings to the Board his deep telecom, finance, and business experience in the South East Asia region.

15

DING JUNG, LONG - CEO

Ding Jung, Long was appointed as CEO on November 18, 2020. Ding Jung LONG has been in the Asian gaming scene for more than a decade, having spent the last 15 years in senior management positions in Terra ICT (eGames Global), Asiasoft, Migme and now the Co-founder and CEO of LTL.

He graduated from University of Curtin, Western Australia with a Bachelor’s Degree in Marketing. Mr. Ding Jung LONG started his career in IT companies such as HP and Computer Sciences Corporation. In 2003, he saw the emerging opportunity of the online video game industry and ventured into Terra ICT, being one of the first companies to bring in online video games to Malaysia and subsequently around the South Est Asia region.

From distribution to publishing, he oversaw several hit titles such as O2Jam, Knight Online, Maplestory, Ragnarok Online 2, Sudden Attack and Audition which captured South East Asia users and remains as some of the top grossing revenue drivers in his previous companies.

Prior to co-founding LTL with Dai SONG, he ran Global operations for Migme, a social entertainment platform enhanced with gaming and virtual gifting listed on the ASX with almost 60 million MAU. Mr. Ding Jung LONG brings his considerable management knowledge and expertise in advancing companies from the start-up phase through expansions and revenue growth stages to LTL.

KAMAL HAMIDON - CFO

Kamal Hamidon was appointed as CFO on November 18, 2020. He has had an extensive career in the banking and financial sector. Throughout his 30 years of banking career, he has been with several local and international banks which include prime banks such as HSBC, Standard Chartered and Citibank. He specializes in treasury and international trade financing.

Kamal earned a Bachelor’s degree in Business Administration and Management from the Ottawa University-Kansas in 1991. Kamal joined LTL in 2017 as the Chief Financial Officer.

Kamal’s extensive career in international banking, with a specialty in international trade, places him in a unique position to understand both traditional business cashflow models, and the virtual currency components of the Matchroom platform. He currently manages the financial, accounting and human resource administration aspects of the business.

GANESHA KARUPPIAYA - CTO

Ganesha Karuppiaya was appointed as CTO on November 18, 2020. Mr. Karuppiaya began his career as a Senior Software Engineer, developing web and networking applications. After about 2 years, he joined Bru-Haas (M) Sdn Bhd as a Technical Consultant/Presales Engineer in 2007, supporting the company's telecommunications business functions, from pre-sales to the provision and after-sales support.

During the newly introduced vertical, Ganesha took on an additional role to lead the early RADTRIX Application Development and Integration with Clicque Technology Sdn Bhd, working with Teleradiology clients to lead the team designing, preparing, and integrating the platform with existing Hospitality Information and Radiology Information Systems. He currently leads the technical and application team to further improve and develop RADTRIX.

In 2017, he joined LTL as a CTO to spearhead the development of LTL’s platform, and has since managed both external and internal development teams, looked into new technologies and automations.

Ganesha earned a Bachelor of Science degree in Computer Science from Coventry University, England in 2005.

16

Executive Compensation

The particulars of the compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended December 31, 2019 and 2018; and

(c)	up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the years ended December 31, 2019 and 2018, who we will collectively refer to as the named executive officers of our company, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa-tion ($)	Change in Pension Value and Nonqualified Deferred Compensa-tion Earnings ($)	All Other Compensa-tion ($)	Total ($)
Dai SONG(1)	2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Chief Executive Officer and Director	2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

David Haridim (2)	2019	0	0	0	0	0	0	0	0
Chief Executive Officer

Laurence Wainer (3)	2019	0	0	0	0	0	0	0	0
President	2018	131,434	0	0	0	0	0	0	0

_______________

(1)	Dai SONG was appointed as Chief Executive Officer and as a director on October 23, 2020. He resigned as CEO, CFO and Secretary on November 18, 2020
(2)	David Haridim resigned as CEO, COO and Secretary on October 23, 2020
(3)	Laurence Wainer resigned as President, CEO, Secretary and director on January 2, 2019

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive share options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that share options may be granted at the discretion of our board of directors.

Grants of Plan-Based Awards

During the fiscal year ended December 31, 2019, we did not grant any stock options.

17

Option Exercises and Stock Vested

During our fiscal year ended December 31, 2019, there were no options exercised by our named officers or directors.

Compensation of Directors

We do not have any agreements for compensating our directors for their services in their capacity as directors, although such directors are expected in the future to receive stock options to purchase shares of our common stock as awarded by our board of directors.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our Company during the last two fiscal years, is or has been indebted to our Company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

Certain Relationships and Related Transactions, and Director Independence

From time to time, the director of the Company and his related company under his control advanced funds to the Company for working capital purpose. Those advances are unsecured, non-interest bearing and had no fixed terms of repayment. As of September 30, 2020 and December 31, 2019, $1,726,785 and $1,470,298 were outstanding due a director, Mr. Dai SONG and his related companies.

For the nine months ended September 30, 2020, the Company paid $26,975 and $59,214 consulting fee and IT operating expense to Porta Capital Limited, a company which is controlled by the director of the Company.

For the nine months ended September 30, 2019, the Company paid $99,673 and $64,862 consulting fee and IT operating expense to Porta Capital Limited, a company which is controlled by the director of the Company.

For the year ended December 31, 2019, the Company paid $163,219 and $78,732 consulting fee and IT operating expense to Porta Capital Limited, a company which is controlled by the director of the Company.

For the year ended December 31, 2018, the Company paid $0 and $91,815 consulting fee and IT operating expense to Porta Capital Limited, a company which is controlled by the director of the Company.

Director Independence

We currently act with one director, Dai SONG.

We have determined that we do not have an independent director, as that term is used in Rule 4200(a)(15) of the Rules of National Association of Securities Dealers.

18

Currently our audit committee consists of our entire board of directors. We currently do not have nominating, compensation committees or committees performing similar functions. There has not been any defined policy or procedure requirements for shareholders to submit recommendations or nomination for directors.

From inception to present date, we believe that the members of our audit committee and the board of directors have been and are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting.

Market Price of and Dividends on Common Equity and Related Stockholder Matters

Market Information

Our Common Stock has been quoted on the OTC Pink tier of the OTC Markets Group, Inc., and is traded under the symbol “BDIC”. Our stock is thinly traded on the OTC Pink and there can be no assurance that a liquid market for our Common Stock will ever develop. The closing share price for December 31, 2019: $0.042; March 31, 2020: $0.0275; June 30, 2020: $0.045, and September 30, 2020: $0.1350.

Our registrar and transfer agent is: Vstock Transfer, LLC, 18 Lafayette Place, Woodmere, NY 11598, Telephone: (212) 828-8436; Facsimile: (646) 536-3179 is the registrar and transfer agent for our common shares.

Security Holders

On November 17, 2020, the shareholders’ list showed 137 registered shareholders with 130,397,289 shares of Common Stock, and 1,000,000 shares of Preferred Stock outstanding. Pursuant to the Share Exchange Agreement between the Company and Leet Entertainment Limited, an additional 10,000,000 shares of common stock to nine (9) shareholders of Leet Technology Limited will be issued subsequent to this filing

Dividend Policy

We have never declared or paid any cash dividends on our Common Stock. We currently intend to retain future earnings, if any, to increase our working capital and do not anticipate paying any cash dividends in the foreseeable future.

Equity Compensation Plan Information

We do not have any equity compensation plans.

Recent Sales of Unregistered Securities; Use of Proceeds from Registered Securities

We did not sell any equity securities which were not registered under the Securities Act during the quarter ended September 30, 2020, that were not otherwise disclosed on our quarterly reports on Form 10-Q or our current reports on Form 8-K filed during the quarter ended September 30, 2020. Pursuant to the Share Exchange Agreement between the Company and Leet Entertainment Limited, 10,000,000 shares of restricted common stock will be issued to nine (9) shareholders of Leet Technology Limited subsequent to this filing pursuant to an exemption from registration pursuant to Rule 4(2) and Regulation S of the Securities Act of 1933.

19

Purchase of Equity Securities by the Issuer and Affiliated Purchasers

We did not purchase any of shares of our Common Stock or other securities l year period ended December 31, 2019.

Indemnifications of Directors and Officers

Our Bylaws provide to the fullest extent permitted by law that our directors or officers, former directors and officers, and persons who act at our request as a director or officer of a body corporate of which we are a shareholder or creditor shall be indemnified by us. We believe that the indemnification provisions in our Bylaws are necessary to attract and retain qualified persons as directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Company pursuant to provisions of the State of Nevada, the company has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

Item 5.01 Changes in Control of Registrant

On October 2, 2020, The Doheny Group, LLC, an entity controlled by our former sole officer and director (David Haridim), agreed to sell all of our shares of Common Stock and Series A Preferred Stock owned by it pursuant to the terms of a Stock Purchase Agreement (the “Agreement”). Under the terms of the Agreement, if the parties meet certain pre-closing conditions, then the Doheny Group, LLC will sell 110,617,521 shares of our Common Stock and 1,000,000 shares of our Series A Preferred Stock to Dai SONG. At the time, these shares represented approximately 84.83% of the issued and outstanding shares of our Common Stock, 100% of our Series A Preferred Stock, and 91.41% of the voting power of all securities of our Company, which would result in a change in control. Combined with the restricted shares of our Common Stock issued to Dai SONG pursuant to the SEA, Dai SONG will hold 80.2% of the issued and outstanding shares of our Common Stock. The conditions precedent to closing the Agreement were completed on October 23, 2020.

Item 5.02 Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 2, 2020, David Haridim resigned as a director of our company. There have been no disagreements between David Haridim and our Company, known to an executive officer of our company, on any matter relating to our company’s operations, policies or practices. Our board of directors now consists of Dai SONG.

On November 18, 2020, Dai Song resigned as CEO, CFO and Secretary, Ding Jung, LONG was appointed as CEO, Kamal Hamidon was appointed as CFO and Ganesha Karuppiaya was appointed as CTO.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired.

In accordance with Item 9.01(a), Leet Technology Limited audited financial statements as of, and for the fiscal years ended, December 31, 2019 and 2018, and Leet Technology Limited’s unaudited condensed financial statements as of, and for the nine months ended September 30, 2020 and 2019, and the accompanying notes, are included in this Current Report beginning on Page F-2.

(b)	Pro forma financial information

In accordance with Item 9.01(b), unaudited condensed financial statements as of, and for the nine months ended September 30, 2020, and the accompanying notes, are included in this Current Report beginning on Page F-35

(d)	Exhibits.

Exhibit 10.1 Share Exchange Agreement

20

FINANCIAL STATEMENTS

LEET TECHNOLOGY LIMITED

PROFORMA FINANCIAL INFORMATION (UNAUDITED)	Page

Pro Forma Condensed Combined Balance Sheet	F-41

Pro Forma Condensed Combined Statements of Operations	F-42

Notes to Pro Forma Condensed Combined Financial Information	F-43 – F-44

F-1

LEET TECHNOLOGY LIMITED

CONDENSED COMBINED AND CONSOLIDATED BALANCE SHEETS

AS OF SEPTEMBER 30, 2020 AND DECEMBER 31, 2019

(Currency expressed in United States Dollars (“US$”), except for number of shares)

	September 30, 2020	December 31, 2019
	(Unaudited)	(Audited)
ASSETS
Current asset:
Cash and cash equivalents	$5,582	$42,526
Accounts receivable	16,981	877
Deposit and other receivables	890	4,061
Right of use assets	–	–

Total current assets	23,453	47,464

Non-current asset:
Plant and equipment	8,546	9,537
Right of use assets	4,179	8,077

TOTAL ASSETS	$36,178	$65,078

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accrued liabilities and other payables	$268,816	$215,555
Amounts due to related parties	1,726,785	1,470,298
Operating lease liabilities	4,245	5,145

Total current liabilities	1,999,846	1,690,998

Non-current liabilities
Operating lease liabilities	–	3,032

TOTAL LIABILITIES	1,998,846	1,694,030

Commitments and contingencies

STOCKHOLDERS’ DEFICIT
Ordinary share, $1 par value; 50,000 shares authorized; 10,000 shares issued and outstanding	10,000	10,000
Accumulated other comprehensive loss	(27,945)	(21,113)
Accumulated losses	(1,945,723)	(1,617,839)

Stockholders’ deficit	(1,963,668)	(1,628,952)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$36,178	$65,078

See accompanying notes to condensed combined and consolidated financial statements.

F-2

LEET TECHNOLOGY LIMITED

CONDENSED COMBINED AND CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE LOSS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020 AND 2019

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

	Nine months ended September 30,
	2020	2019

Revenue, net	$79,721	$39,453

Operating expenses:
IT operating expenses	(102,472)	(114,820)
Research and development	(26,975)	(64,760)
General and administrative expenses	(278,158)	(368,528)
Total operating expenses	(407,605)	(548,108)

LOSS BEFORE INCOME TAXES	(327,884)	(508,655)

Income tax expense	–	–

NET LOSS	(327,884)	(508,655)

Other comprehensive loss:
Foreign currency translation (loss) gain	(6,832)	57

COMPREHENSIVE LOSS	$(334,716)	$(508,598)

See accompanying notes to condensed combined and consolidated financial statements.

F-3

LEET TECHNOLOGY LIMITED

CONDENSED COMBINED AND CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020 AND 2019

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

	Nine months ended September 30,
	2020	2019

Cash flow from operating activities:
Net loss	$(327,884)	$(508,655)
Adjustments to reconcile net income to net cash used in operating activities
Depreciation of plant and equipment	3,100	3,174

Change in operating assets and liabilities:
Account receivables	65,749	(29,901)
Deposit and other receivables	26,831	(47)
Accounts payable	33,289	–
Accrued liabilities and other payables	8,873	155,506
Operating lease liabilities	(32)	33
Net cash used in operating activities	(190,074)	(379,890)

Cash flow from investing activities:
Purchases of plant and equipment	(2,286)	(2,117)

Net cash used in investing activities	(2,286)	(2,117)

Cash flow from financing activities:
Advances from related parties	252,234	392,936

Net cash generated from financing activities	252,234	392,936

Effect on exchange rate change on cash and cash equivalents	(96,818)	(3,985)

Net change in cash and cash equivalents	(36,944)	6,944

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	42,526	4,887

CASH AND CASH EQUIVALENTS, END OF PERIOD	$5,582	$11,831

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for tax	$–	$–
Cash paid for interest	$–	$–

See accompanying notes to condensed combined and consolidated financial statements.

F-4

LEET TECHNOLOGY LIMITED

CONDENSED COMBINED AND CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020 AND 2019

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

	Ordinary share		Accumulated other comprehensive (loss)	Accumulated	Total stockholders’
	No. of shares	Amount	income	losses	deficit

Balance as at January 1, 2019 (Audited)	10,000	$10,000	$(4,299)	$(924,615)	$(918,914)

Foreign currency translation adjustment	–	–	57	–	57

Net loss for the period	–	–	–	(508,655)	(508,655)

Balance as at September 30, 2019	10,000	$10,000	$(4,242)	$(1,433,270)	$(1,427,512)

Balance as at January 1, 2020 (Audited)	10,000	$10,000	$(21,113)	$(1,617,839)	$(1,628,952)

Foreign currency translation adjustment	–	–	(6,832)	–	(6,832)

Net loss for the period	–	–	–	(327,884)	(327,884)

Balance as at September 30, 2020	10,000	$10,000	$(27,945)	$(1,945,723)	$(1,963,668)

See accompanying notes to condensed combined and consolidated financial statements.

F-5

LEET TECHNOLOGY LIMITED

NOTES TO CONDENSED COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

NOTE－1.       DESCRIPTION OF BUSINESS AND ORGANIZATION

Leet Technology Limited (the “Company” or “LTL”) is incorporated as a limited liability company under the Labuan Companies Act 1990 on September 15, 2020 in the Federal Territory of Labuan, Malaysia (the “Labuan”). The Company through its subsidiaries, mainly provides the integrated business-to-business digital entertainment solutions to the customers by offering a wide range of self-developed game contents with innovative marketing and distribution strategies in Asian region.

Pursuant to its Memorandom of Association, the authorized capital is amounted to US$50,000 representing 50,000 ordinary shares with a par value of $1 at its inception. As of September 30, 2020, the Company had 10,000 ordinary shares issued and outstanding.

On October 30, 2020, the Company consummated the Share Exchange Transaction among Leet Entertainment Group Limited (“LEGL”) and its shareholders. Both the Company and LEGL are controlled by the same management team and the controlling person. Upon completion of the Share Exchange Transaction, LEGL became a 100% owned subsidiary of the Company.

Because the Company is a shell company, LEGL will comprise the ongoing operations of the combined entity and its senior management will serve as the senior management of the combined entity, LEGL is deemed to be the accounting acquirer for accounting purposes. The transaction will be treated as a recapitalization of the Company. Accordingly, the consolidated assets, liabilities and results of operations of the Company will become the historical financial statements of LEGL, and the Company’s assets, liabilities and results of operations will be consolidated with LEGL beginning on the acquisition date. LEGL was the legal acquiree but deemed to be the accounting acquirer. The Company was the legal acquirer but deemed to be the accounting acquiree in the reverse merger. The historical financial statements prior to the acquisition are those of the accounting acquirer (LEGL). After completion of the Share Exchange Transaction, the Company’s consolidated financial statements include the assets and liabilities, the operations and cash flow of the accounting acquirer.

Description of subsidiaries

Name	Place of incorporation and kind of legal entity	Principal activities	Particulars of registered/ paid up share capital	Effective interest held

Leet Entertainment Group Limited	Hong Kong	Provision of information technology and mobile application development and digital content publishing service	1 ordinary share for HK$1	100%

Leet Entertainment Sdn. Bhd.	Malaysia	Provision of information technology and mobile application development and digital content publishing service	1,000 ordinary shares at par value of MYR$1	100%

The Company and its subsidiaries are hereinafter referred to as (the “Company”).

F-6

LEET TECHNOLOGY LIMITED

NOTES TO CONDENSED COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

NOTE－2.       GOING CONCERN UNCERTAINTIES

The accompanying condensed combined and consolidated financial statements have been prepared using the going concern basis of accounting, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

The Company has suffered from continuing loss from its inception, with an accumulated deficit of $1,945,643 and working capital deficit of $1,971,961, at September 30, 2020. In addition, with respect to the ongoing and evolving coronavirus (COVID-19) outbreak, which was designated as a pandemic by the World Health Organization on March 11, 2020, the outbreak has caused substantial disruption in international economies and global trades and if repercussions of the outbreak are prolonged, could have a significant adverse impact on the Company’s business.

The continuation of the Company as a going concern through September 30, 2021 is dependent upon the continued financial support from its stockholders. Management believes the Company is currently pursuing additional financing for its operations. However, there is no assurance that the Company will be successful in securing sufficient funds to sustain the operations.

These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. These consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets and liabilities that may result in the Company not being able to continue as a going concern.

NOTE－3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying condensed combined and consolidated financial statements reflect the application of certain significant accounting policies as described in this note and elsewhere in the accompanying consolidated financial statements and notes.

•	Basis of presentation

These accompanying condensed combined and consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

•	Use of estimates and assumptions

In preparing these condensed combined and consolidated financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenues and expenses during the years reported. Actual results may differ from these estimates.

•	Basis of consolidation

The condensed combined and consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant inter-company balances and transactions within the Company have been eliminated upon consolidation.

•	Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

F-7

LEET TECHNOLOGY LIMITED

NOTES TO CONDENSED COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

•	Accounts receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest, which are due within contractual payment terms, generally 30 to 90 days from completion of service. Credit is extended based on evaluation of a customer's financial condition, the customer credit-worthiness and their payment history. Accounts receivable outstanding longer than the contractual payment terms are considered past due. Past due balances over 90 days and over a specified amount are reviewed individually for collectibility. At the end of fiscal year, the Company specifically evaluates individual customer’s financial condition, credit history, and the current economic conditions to monitor the progress of the collection of accounts receivables. The Company will consider the allowance for doubtful accounts for any estimated losses resulting from the inability of its customers to make required payments. For the receivables that are past due or not being paid according to payment terms, the appropriate actions are taken to exhaust all means of collection, including seeking legal resolution in a court of law. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance-sheet credit exposure related to its customers. As of September 30, 2020 and December 31, 2019, there was no allowance for doubtful accounts.

•	Plant and equipment

Plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

Expected useful lives
Computer equipment	5 years
Furniture and fixtures	5 years
Leasehold improvements	5 years or over the shorter of the remaining term of the lease

Expenditures for repairs and maintenance are expensed as incurred. When assets have been retired or sold, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the results of operations.

•	Revenue recognition

The Company adopted Accounting Standards Codification (“ASC”) 606 – Revenue from Contracts with Customers” (“ASC 606”) as of January 1, 2019 using the modified retrospective method. This method allows the Company to apply ASC 606 to new contracts entered into after January 1, 2019, and to its existing contracts for which revenue earned through December 31, 2018 has been recognized under the guidance in effect prior to the effective date of ASC 606. The revenue recognition processes the Company applied prior to adoption of ASC 606 align with the recognition and measurement guidance of the new standard, therefore adoption of ASC 606 did not require a cumulative adjustment to opening equity.

F-8

LEET TECHNOLOGY LIMITED

NOTES TO CONDENSED COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

Under ASC 606, a performance obligation is a promise within a contract to transfer a distinct good or service, or a series of distinct goods and services, to a customer. Revenue is recognized when performance obligations are satisfied and the customer obtains control of promised goods or services. The amount of revenue recognized reflects the consideration to which the Company expects to be entitled to receive in exchange for goods or services. Under the standard, a contract’s transaction price is allocated to each distinct performance obligation. To determine revenue recognition for arrangements that the Company determines are within the scope of ASC 606, the Company performs the following five steps:

•	identify the contract with a customer;
•	identify the performance obligations in the contract;
•	determine the transaction price;
•	allocate the transaction price to performance obligations in the contract; and
•	recognize revenue as the performance obligation is satisfied.

Revenue is a form of competition using video games. Most commonly, esports takes the form of organized, single player and multiplayer video game competitions. Revenues are recognized when the competition is completed, and prize money is awarded. Revenues are earned through sponsorship fees on a per tournament basis.

•	Income taxes

The Company adopted the ASC 740 Income tax provisions of paragraph 740-10-25-13, which addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the consolidated financial statements. Under paragraph 740-10-25-13, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement. Paragraph 740-10-25-13 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. The Company had no material adjustments to its liabilities for unrecognized income tax benefits according to the provisions of paragraph 740-10-25-13.

The estimated future tax effects of temporary differences between the tax basis of assets and liabilities are reported in the accompanying balance sheets, as well as tax credit carry-backs and carry-forwards. The Company periodically reviews the recoverability of deferred tax assets recorded on its balance sheets and provides valuation allowances as management deems necessary.

•	Uncertain tax positions

The Company did not take any uncertain tax positions and had no adjustments to its income tax liabilities or benefits pursuant to the ASC 740 provisions of Section 740-10-25 for the nine months ended September 30, 2020 and 2019.

F-9

LEET TECHNOLOGY LIMITED

NOTES TO CONDENSED COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

•	Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the consolidated statement of operations.

The reporting currency of the Company is United States Dollar ("US$") and the accompanying consolidated financial statements have been expressed in US$. In addition, the Company’s subsidiaries are operating in Hong Kong and Malaysia and maintain their books and record in its local currency, Hong Kong Dollars (“HKD”) and Malaysian Ringgit (“MYR”), which are functional currencies as being the primary currency of the economic environment in which their operations are conducted. In general, for consolidation purposes, assets and liabilities of its subsidiary whose functional currency is not US$ are translated into US$, in accordance with ASC Topic 830-30, “ Translation of Financial Statement”, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the year. The gains and losses resulting from translation of financial statements of foreign subsidiary are recorded as a separate component of accumulated other comprehensive income within the statements of changes in stockholder’s equity.

Translation of amounts from HKD into US$ and MYR into US$ have been made at the following exchange rates for the period ended September 30, 2020 and 2019:

	2020	2019
Period-end HKD:US$ exchange rate	0.12903	0.12756
Period average HKD:US$ exchange rate	0.12891	0.12758
Period-end MYR:US$ exchange rate	0.24067	0.23892
Period average MYR:US$ exchange rate	0.23631	0.24198

•	Comprehensive income

ASC Topic 220, “Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated other comprehensive income, as presented in the accompanying combined and consolidated statements of changes in stockholders’ equity, consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

•	Leases

The Company adopted Topic 842, Leases (“ASC 842”), using the modified retrospective approach through a cumulative-effect adjustment and utilizing the effective date of January 1, 2017 as its date of initial application.

The Company determines if an arrangement is a lease at inception. Operating leases are included in operating lease right-of-use (“ROU”) assets, other current liabilities, and operating lease liabilities in our consolidated balance sheets. Finance leases are included in property and equipment, other current liabilities, and other long-term liabilities in our consolidated balance sheets.

F-10

LEET TECHNOLOGY LIMITED

NOTES TO CONDENSED COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

ROU assets represent the right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. As most of the Company’s leases do not provide an implicit rate, the Company generally use the incremental borrowing rate based on the estimated rate of interest for collateralized borrowing over a similar term of the lease payments at commencement date. The operating lease ROU asset also includes any lease payments made and excludes lease incentives. The lease terms may include options to extend or terminate the lease when it is reasonably certain that we will exercise that option. Lease expense for lease payments is recognized on a straight-line basis over the lease term.

In accordance with the guidance in ASC 842, components of a lease should be split into three categories: lease components (e.g. land, building, etc.), non-lease components (e.g. common area maintenance, consumables, etc.), and non-components (e.g. property taxes, insurance, etc.). Subsequently, the fixed and in-substance fixed contract consideration (including any related to non-components) must be allocated based on the respective relative fair values to the lease components and non-lease components.

•	Related parties

The Company follows the ASC 850-10, Related Party for the identification of related parties and disclosure of related party transactions.

Pursuant to section 850-10-20 the related parties include a) affiliates of the Company; b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of section 825–10–15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and Income-sharing trusts that are managed by or under the trusteeship of management; d) principal owners of the Company; e) management of the Company; f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The consolidated financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a) the nature of the relationship(s) involved; b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c) the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d) amount due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

F-11

LEET TECHNOLOGY LIMITED

NOTES TO CONDENSED COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

•	Commitments and contingencies

The Company follows the ASC 450-20, Commitments to report accounting for contingencies. Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s consolidated financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Management does not believe, based upon information available at this time that these matters will have a material adverse effect on the Company’s financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

•	Fair value of financial instruments

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and has adopted paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 of the FASB Accounting Standards Codification establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, paragraph 820-10-35-37 of the FASB Accounting Standards Codification establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by paragraph 820-10-35-37 of the FASB Accounting Standards Codification are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption or input is unobservable.

F-12

LEET TECHNOLOGY LIMITED

NOTES TO CONDENSED COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

The carrying amounts of the Company’s financial assets and liabilities, such as cash and cash equivalents, accounts receivable, deposits, prepayment and other receivables, amount due from a director and operating lease right-of-use assets, approximate their fair values because of the short maturity of these instruments.

•	Recent accounting pronouncements

From time to time, new accounting pronouncements are issued by the Financial Accounting Standard Board (“FASB”) or other standard setting bodies and adopted by the Company as of the specified effective date. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial position or results of operations upon adoption.

Accounting Standards Adopted

In February 2016, the FASB issued ASU 2016-02, Leases (“ASU 2016-02”) in order to increase transparency and comparability among organizations by recognizing right-of-use assets and lease liabilities on the balance sheet for those leases classified as operating leases under previous generally accepted accounting principles. ASU 2016-02 requires a lessee to recognize a lease liability for future lease payments and a right-of-use asset representing the right to use the underlying asset for the lease term on the balance sheet for most lease arrangements. The new standard also changes many key definitions, including the definition of a lease. The new standard includes a short-term lease exception for leases with a term of 12 months or less, as part of which a lessee can make an accounting policy election not to recognize right-of-use assets and lease liabilities. Lessees will continue to differentiate between finance leases (previously referred to as capital leases) and operating leases using classification criteria that are substantially similar to the previous guidance in ASC 840.

ASU 2016-02 is effective for fiscal years beginning after December 15, 2018 (including interim periods within those periods) and early adoption is permitted. In August 2018, the FASB issued ASU 2018-11, Leases, Targeted Improvements, which provides a new transition option in which an entity initially applies ASU 2016-02 at the adoption date and recognizes a cumulative-effect adjustment in the period of adoption. Prior period comparative balances will not be adjusted. The Company used the new transition option and was also utilizing the package of practical expedients that allows it to not reassess: (1) whether any expired or existing contracts are or contain leases, (2) lease classification for any expired or existing leases, and (3) initial direct costs for any existing leases. We also used the short-term lease exception for leases with a term of 12 months or less. Additionally, the Company used the practical expedient that allowed each separate lease component of a contract and the associated non-lease components to be treated as a single lease component. The exercise of lease renewal options is at our discretion and the renewal to extend the lease terms are not included in the Company’s Right-Of-Use assets and lease liabilities as they are not reasonably certain of exercise. The Company will evaluate the renewal options and when they are reasonably certain of exercise, the Company will include the renewal period in its lease term. As of the January 1, 2019, effective date the Company identified one finance lease arrangement in which it is a lessee.

F-13

LEET TECHNOLOGY LIMITED

NOTES TO CONDENSED COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

In calculating the present value of the lease payments, the Company applied an individual discount rate for each of its leases, and determined the appropriate discount rate based on the remaining lease terms at the date of adoption. As the lessee to several lease agreements, the Company did not have insight into the relevant information that would be required to arrive at the rate implicit in the lease. Therefore, the Company utilized its outstanding borrowings as a benchmark to determine the incremental borrowing rate for its leases. The benchmark rate was adjusted to arrive at an appropriate discount rate for each lease.

In June 2018, the FASB issued ASU No. 2018-07, Compensation-Stock Compensation: Improvements to Nonemployee Share-Based Payment Accounting (“ASU 2018-07”), which expands the scope of Compensation – Stock Compensation (“Topic 718”) to include share-based payment transactions for acquiring goods and services from nonemployees. This amendment applies to all share-based payment transactions in which a grantor acquires goods or services to be used or consumed in a grantor’s own operations by issuing share-based payment awards. The Company adopted ASU 2018-07 on January 1, 2019. The impact was immaterial to the financial statements.

In June 2018, the FASB issued ASU No. 2018-08, Not-For-Profit Entities – Clarifying the Scope and the Accounting Guidance for Contributions Received and Contributions Made (“ASU 2018-08”).  ASU 2018-08 clarifies how an entity determines whether a resource provider is participating in an exchange transaction by evaluating whether the resource provider is receiving commensurate value in return for the resources transferred. The guidance is effective for annual periods beginning after June 15, 2018, including interim periods within those annual periods, and has been adopted on a modified prospective basis. The modified prospective adoption is applied to agreements that are not completed as of the effective date, or entered into after the effective date. Under the modified prospective adoption approach, prior period results have not been restated and no cumulative-effect adjustment has been recorded. The Company does not expect this standard to have a material impact on its financial statements.

Accounting Standards Issued, Not Adopted

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). This ASU requires measurement and recognition of expected credit losses for financial assets. ASU 2016-13 also requires new disclosures for financial assets measured at amortized cost, loans and available-for-sale debt securities. ASU 2016-13 is effective for the Company beginning January 1, 2023. Entities will apply the standard's provisions as a cumulative-effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is adopted. The Company is currently evaluating the potential effect of this standard on its financial statements. The Company does not expect this standard to have a material impact on its financial statements.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (“ASU 2018-13”), which eliminates, adds and modifies certain disclosure requirements for fair value measurements. The amendment is effective for interim and annual reporting periods beginning after December 15, 2019. The Company is currently assessing the impact this will have on the financial statements.

In November 2018, the FASB issued ASU No. 2018-18, Collaborative Arrangements (“ASU 2018-18”), which clarifies the interaction between ASC 808, Collaborative Arrangements and ASC 606, Revenue from Contracts with Customers. Certain transactions between participants in a collaborative arrangement should be accounted for under ASC 606 when the counterparty is a customer. In addition, ASU 2018-18 precludes an entity from presenting consideration from a transaction in a collaborative arrangement as revenue if the counterparty is not a customer for that transaction. ASU 2018-18 should be applied retrospectively to the date of initial application of ASC 606. This guidance is effective for interim and fiscal periods beginning after December 15, 2019. The Company is currently assessing the impact this will have on the financial statements.

F-14

LEET TECHNOLOGY LIMITED

NOTES TO CONDENSED COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

In December 2019, the FASB issued ASU No. 2019-12, Income Taxes: Simplifying the Accounting for Income Taxes (“ASU 2019-12”), which eliminates certain exceptions related to the approach for intraperiod tax allocation, the methodology for calculating income taxes in an interim period and the recognition of deferred tax liabilities for outside basis differences. The new guidance also simplifies aspects of the accounting for franchise taxes and enacted changes in tax laws or rates and clarifies the accounting for transactions that result in a step-up in the tax basis of goodwill. The standard is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2020, with early adoption permitted. Adoption of the standard requires certain changes to be made prospectively, with some changes to be made retrospectively. The Company does not expect the adoption of this standard to have a material impact on its financial position, results of operations or cash flows.

NOTE－4.      PLANT AND EQUIPMENT

Plant and equipment consisted of the following:

	September 30, 2020	December 31, 2019
		(Audited)
Computer equipment	$10,309	$8,023
Furniture and fixtures	992	992
Leasehold improvements	12,618	12,618
Foreign translation difference	(400)	(78)
	23,519	21,555
Less: accumulated depreciation	(15,132)	(12,032)
Less: foreign translation difference	159	14
	$8,546	$9,537

Depreciation expense for the nine months ended September 30, 2020 and 2019 were $3,100 and $3,174 respectively.

NOTE－5.      LEASE LIABILITY

The Company enters into operating leases primarily for office premises. Lease terms generally 4 years. The Company adopted Topic 842, using the modified-retrospective approach as discussed in Note 2, and as a result, recognized a right-of-use asset and a lease liability. The Company uses a 1.75% rate to determine the present value of the lease payments.

The Company excludes short-term leases (those with lease terms of less than one year at inception) from the measurement of lease liabilities or right-of-use assets.

As of September 30, 2020, right-of-use assets were $4,179 and lease liabilities were $4,245. For the nine months ended September 30, 2020, the Company did not enter into any new lease arrangements, and did not have any arrangements that had not yet commenced.

F-15

LEET TECHNOLOGY LIMITED

NOTES TO CONDENSED COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

For the nine months ended September 30, 2020 and 2019, the Company charged its lease expenses of $3,828 and $3,920, respectively.

The maturity of the Company’s lease obligations is presented below:

Year ending September 30,	Operating lease amount

2021	$4,349
Less: interest	(104)
Present value of lease liabilities	$4,245

NOTE－6.       AMOUNTS DUE TO RELATED PARTIES

As of September 30, 2020 and December 31, 2019, the Company’s director and major shareholder, Mr. Dai SONG and the related companies under his control, made temporary advances to the Company for its working capital, which is unsecured, interest-free and has no fixed terms of repayment.

NOTE－7.       STOCKHOLDERS’ DEFICIT

Authorized shares

At September 30, 2020 and December 31, 2019, the Company’s authorized shares were 50,000 ordinary shares, with a par value of $1.

Issued and outstanding shares

At September 30, 2020 and December 31, 2019, the Company had 10,000 ordinary shares issued and outstanding.

NOTE－8.      INCOME TAX

The Company is subject to taxes in the governing jurisdictions in which its subsidiary operates. The effective tax rate in the period presented is the result of the mix of income earned in various tax jurisdictions that apply a broad range of income tax rate, as follows:

Labuan

Under the current laws of the Labuan, LTL is governed under the Labuan Business Activity Act, 1990. The tax charge for such company is based on 3% of net audited profit. Due to LTL is a holding company, it did not generate any income nor incurred any income tax. In addition, its related expenses incurred cannot be carried forward to offset any future operation income.

F-16

LEET TECHNOLOGY LIMITED

NOTES TO CONDENSED COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

Hong Kong

The Company’s subsidiary operating in Hong Kong is subject to the Hong Kong Profits Tax at the two-tiered profits tax rates from 8.25% to 16.5% on the estimated assessable profits arising in Hong Kong during the current year, after deducting a tax concession for the tax year. The reconciliation of income tax rate to the effective income tax rate for the nine months ended September 30, 2020 and 2019 is as follows:

	Nine months ended September 31,
	2020	2019

Income (loss) before income taxes	$66,604	(122,678)
Statutory income tax rate	16.5%	16.5%
Income tax expense at statutory rate	10.989	(20,242)
Net operation loss	(10,989)	20,242
Income tax expense	$–	$–

Malaysia

The Company’s subsidiary operating in Malaysia is subject to the Malaysia Corporate Tax Laws at a progressive income tax rate of 17% (2019: 17%) (for Company with paid up capital not more than MYR2.5 million and on the first MYR 500,000 assessable income) and 24% (2019: 24%) on the remaining assessable income for its tax year.

The reconciliation of income tax rate to the effective income tax rate for the nine months ended September 30, 2020 and 2019 is as follows:

	Nine months ended September 30,
	2020	2019

Loss before income taxes	$(395,519)	(386,298)
Statutory income tax rate	17%	17%
Income tax expense at statutory rate	(67,238)	(65,670))
Tax effect of non-deductible items	1,172	1,211
Net operating loss	66,066	(64,459)
Income tax expense	$–	$–

F-17

LEET TECHNOLOGY LIMITED

NOTES TO CONDENSED COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

As of September 30, 2020, the operation in Malaysia incurred $1,733,204 of cumulative net operating losses which can be carried forward to offset future taxable income. The net operating loss carryforwards will expire in 2025. The Company has provided for a full valuation allowance against the deferred tax assets of $300,966 on the expected future tax benefits from the net operating loss carryforwards as the management believes it is more likely than not that these assets will not be realized in the future.

The following table sets forth the significant components of the deferred tax assets and liabilities of the Company as of September 30, 2020 and December 31, 2019:

	September 30, 2020	December 31, 2019
		(Audited)
Deferred tax assets:
Net operating loss carryforwards
- Hong Kong	$–	$46,148
- Malaysia	300,966	234,900
	300,966	281,048
Less: valuation allowance	(300,966)	(281,048)
Deferred tax assets, net	$–	$–

NOTE－9.       RELATED PARTY TRANSACTIONS

From time to time, the director of the Company and his related company under his control advanced funds to the Company for working capital purpose. Those advances are unsecured, non-interest bearing and had no fixed terms of repayment.

For the nine months ended September 30, 2020, the Company paid $26,975 and $59,214 consulting fee and IT operating expense to Porta Capital Limited, a company which is controlled by the director of the Company.

For the nine months ended September 30, 2019, the Company paid $99,673 and $64,862 consulting fee and IT operating expense to Porta Capital Limited, a company which is controlled by the director of the Company.

NOTE－10.       CONCENTRATIONS OF RISK

The Company is exposed to the following concentrations of risk:

F-18

LEET TECHNOLOGY LIMITED

NOTES TO CONDENSED COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

(a)       Major customers

For the nine months ended September 30, 2020 and 2019, the individual customer who accounts for 10% or more of the Company’s revenues and its outstanding receivable balances as at year-end dates, are presented as follows:

	Nine months ended September 30, 2020			September 30, 2020
Customers	Revenues	Percentage of revenues		Accounts receivable

Customer A	$48,596	63%		$1,724
Customer B	15,101	19%		15,257
Customer C	9,991	13%		–

Total:	$73,688	95%	Total:	$16,981

	Nine months ended September 30, 2019			September 30, 2019
Customers	Revenues	Percentage of revenues		Accounts receivable

Customer C	$23,731	60%		$–
Customer D	7,889	20%		–
Customer E	7,259	18%		6,092

Total:	$38,879	98%	Total:	$6,092

(b)	Economic and political risk

The Company’s major operations are conducted in Hong Kong and Malaysia. Accordingly, the political, economic, and legal environments in Hong Kong and Malaysia, as well as the general state of Hong Kong and Malaysia’s economy may influence the Company’s business, financial condition, and results of operations.

F-19

LEET TECHNOLOGY LIMITED

NOTES TO CONDENSED COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(Unaudited)

(c)	Exchange rate risk

The Company cannot guarantee that the current exchange rate will remain steady; therefore there is a possibility that the Company could post the same amount of profit for two comparable periods and because of the fluctuating exchange rate actually post higher or lower profit depending on exchange rate of HKD and MYR converted to US$ on that date. The exchange rate could fluctuate depending on changes in political and economic environments without notice.

NOTE－11.       COMMITMENTS AND CONTINGENCIES

As of September 30, 2020, the Company has no material commitments or contingencies.

NOTE－12.       SUBSEQUENT EVENTS

On October 30, 2020, the Company consummated the Share Exchange Transaction among Leet Entertainment Group Limited (“LEGL”) and its shareholders. Both the Company and LEGL are controlled by the same management team and the controlling person. Upon completion of the Share Exchange Transaction, LEGL became a 100% owned subsidiary of the Company.

On November 18, the Company and its shareholders executed a Share Exchange Agreement (“the “Share Exchange Agreement”) with Blow & Drive Interlock Corporation., a limited company organized under the laws of the State of Delaware (“BDIC”). Pursuant to the Share Exchange Agreement, the Company agreed to sell its aggregate of 10,000 ordinary shares representing 100% of the issued and outstanding ordinary shares of the Company. As consideration, the Company’s Shareholders were received 10,000,000 shares of BDIC’s common stock, at a value of $0.10 per share, for an aggregate value of $1,000,000 (the “Shares”). The parties are entitled to terminate the Share Exchange Agreement if closing has not occurred on or prior to November 30, 2020. The consummation of the transactions contemplated in the Share Exchange Agreement is subject to normal and customary conditions precedent including, without limitation, satisfactory due diligence of the Company by BDCI.

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before consolidated financial statements are issued, the Company has evaluated all events or transactions that occurred after September 30, 2020, up through the date the Company issued the audited combined and consolidated financial statements. The Company determined that there are no further events to disclose.

F-20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Leet Technology Limited and its subsidiaries (the ‘Company’) as of December 31, 2019 and 2018, and the related consolidated statements of operations and comprehensive income, changes in stockholders’ equity and cash flows for the years ended December 31, 2019 and 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the years ended December 31, 2019 and 2018, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying combined and consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company suffered an accumulated deficit of $1,628,952 and net loss of $693,224. These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2 to the financial statements. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Audit Alliance LLP

We have served as the Company’s auditor since 2020.

Singapore

Date: November 18, 2020

F-21

LEET TECHNOLOGY LIMITED

COMBINED AND CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”), except for number of shares)

	As of December 31,
	2019	2018
ASSETS
Current asset:
Cash and cash equivalents	$42,526	$4,887
Accounts receivable	877	–
Deposit and other receivables	4,061	1,961

Total current assets	47,464	6,848

Non-current asset:
Plant and equipment	9,537	11,424
Right of use assets	8,077	13,023

TOTAL ASSETS	$65,078	$31,295

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accrued liabilities and other payables	$215,555	36,152
Amounts due to related parties	1,470,298	900,981
Operating lease liabilities	5,145	2,001

Total current liabilities	1,690,998	939,134

Non-current liabilities
Operating lease liabilities	3,032	11,075

TOTAL LIABILITIES	1,694,030	950,209

Commitments and contingencies

STOCKHOLDERS’ DEFICIT
Ordinary shares, $1 par value; 50,000 shares authorized; 10,000 shares issued and outstanding	10,000	10,000
Accumulated other comprehensive loss	(21,113)	(4,299)
Accumulated losses	(1,617,839)	(924,615)

Stockholders’ deficit	(1,628,952)	(918,914)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$65,078	$31,295

See accompanying notes to combined and consolidated financial statements.

F-22

LEET TECHNOLOGY LIMITED

COMBINED AND CONSOLIDATED STATEMENTS OF OPERATIONS

AND COMPREHENSIVE LOSS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”))

	Years ended December 31,
	2019	2018

Revenue, net	$52,386	$3,462

Operating expenses:
IT operating expenses	(179,723)	(126,608)
Research and development	(103,376)	(76,053)
General and administrative expenses	(462,511)	(358,578)
Total operating expenses	(745,610)	(561,239)

LOSS BEFORE INCOME TAXES	(693,224)	(557,777)

Income tax expense	–	–

NET LOSS	(693,224)	(557,777)

Other comprehensive loss:
Foreign currency translation (loss) gain	(16,814)	507

COMPREHENSIVE LOSS	$(710,038)	$(557,270)

See accompanying notes to combined and consolidated financial statements.

F-23

LEET TECHNOLOGY LIMITED

COMBINED AND CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”))

	Years ended December 31,
	2019	2018

Cash flow from operating activities:
Net loss	$(693,224)	$(557,777)
Adjustments to reconcile net income to net cash used in operating activities
Depreciation of plant and equipment	4,254	3,902

Change in operating assets and liabilities:
Account receivables	(865)
Deposit and other receivables	(26,362)	2,045
Accrued liabilities and other payables	199,851	35,483
Operating lease liabilities	44	134
Net cash used in operating activities	(516,302)	(516,213)

Cash flow from investing activities:
Purchases of plant and equipment	(2,256)	–

Net cash used in investing activities	(2,256)	–

Cash flow from financing activities:
Advances from related parties	559,468	387,331

Net cash generated from financing activities	559,468	387,331

Effect on exchange rate change on cash and cash equivalents	(3,271)	(3,716)

Net change in cash and cash equivalents	37,639	(132,598)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	4,887	137,485

CASH AND CASH EQUIVALENTS, END OF YEAR	$42,526	$4,887

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for tax	$–	$–
Cash paid for interest	$–	$–

See accompanying notes to combined and consolidated financial statements.

F-24

LEET TECHNOLOGY LIMITED

COMBINED AND CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”), except for number of shares)

	Ordinary share		Accumulated other comprehensive (loss)	Accumulated	Total stockholders’
	No. of shares	Amount	income	losses	deficit

Balance as at January 1, 2018	10,000	$10,000	$(4,806)	$(366,838)	$(361,644)

Foreign currency translation adjustment	–	–	507	–	507

Net loss for the year	–	–	–	(557,777)	(557,777)

Balance as at December 31, 2018	10,000	$10,000	$(4,299)	$(924,615)	$(918,914)

Balance as at January 1, 2019	10,000	$10,000	$(4,299)	$(924,615)	$(918,914)

Foreign currency translation adjustment	–	–	(16,814)	–	(16,814)

Net loss for the year	–	–	–	(693,224)	(693,224)

Balance as at December 31, 2019	10,000	$10,000	$(21,113)	$(1,617,839)	$(1,628,952)

See accompanying notes to combined and consolidated financial statements.

F-25

LEET TECHNOLOGY LIMITED

NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE-1      DESCRIPTION OF BUSINESS AND ORGANIZATION

Leet Technology Limited (the “Company” or “LTL”) is incorporated as a limited liability company under the Labuan Companies Act 1990 on September 15, 2020, in the Federal Territory of Labuan, Malaysia (the “Labuan”). The Company through its subsidiaries, mainly provides the integrated business-to-business digital entertainment solutions to customers by offering a wide range of self-developed game contents with innovative marketing and distribution strategies in Asian region.

Pursuant to its Memorandum of Association, the authorized capital is amounted to US$50,000 representing 50,000 ordinary shares with a par value of $1 at its inception.

On October 30, 2020, the Company consummated the Share Exchange Transaction among Leet Entertainment Group Limited (“LEGL”) and its shareholders. Both the Company and LEGL are controlled by the same management team and the controlling person. Upon completion of the Share Exchange Transaction, LEGL became a 100% owned subsidiary of the Company.

Because the Company is a shell company, LEGL will comprise the ongoing operations of the combined entity and its senior management will serve as the senior management of the combined entity, LEGL is deemed to be the accounting acquirer for accounting purposes. The transaction will be treated as a recapitalization of the Company. Accordingly, the consolidated assets, liabilities and results of operations of the Company will become the historical financial statements of LEGL, and the Company’s assets, liabilities and results of operations will be consolidated with LEGL beginning on the acquisition date. LEGL was the legal acquiree but deemed to be the accounting acquirer. The Company was the legal acquirer but deemed to be the accounting acquiree in the reverse merger. The historical financial statements prior to the acquisition are those of the accounting acquirer (LEGL). After completion of the Share Exchange Transaction, the Company’s consolidated financial statements include the assets and liabilities, the operations and cash flow of the accounting acquirer.

Description of subsidiaries

Name	Place of incorporation and kind of legal entity	Principal activities	Particulars of registered/ paid up share capital	Effective interest held

Leet Entertainment Group Limited	Hong Kong	Provision of information technology and mobile application development and digital content publishing service	1 ordinary share for HK$1	100%

Leet Entertainment Sdn. Bhd.	Malaysia	Provision of information technology and mobile application development and digital content publishing service	1,000 ordinary shares at par value of MYR$1	100%

The Company and its subsidiaries are hereinafter referred to as (the “Company”).

F-26

LEET TECHNOLOGY LIMITED

NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE－2      GOING CONCERN UNCERTAINTIES

The accompanying combined and consolidated financial statements have been prepared using the going concern basis of accounting, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

The Company has suffered from continuing loss from its inception, with an accumulated deficit of $1,628,952 and working capital deficit of $1,643,534 at December 31, 2019. In addition, with respect to the ongoing and evolving coronavirus (COVID-19) outbreak, which was designated as a pandemic by the World Health Organization on March 11, 2020, the outbreak has caused substantial disruption in international economies and global trades and if repercussions of the outbreak are prolonged, could have a significant adverse impact on the Company’s business.

The continuation of the Company as a going concern through December 31, 2020 is dependent upon the continued financial support from its stockholders. Management believes the Company is currently pursuing additional financing for its operations. However, there is no assurance that the Company will be successful in securing sufficient funds to sustain the operations.

These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. These consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets and liabilities that may result in the Company not being able to continue as a going concern.

NOTE-3.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying combined and consolidated financial statements reflect the application of certain significant accounting policies as described in this note and elsewhere in the accompanying consolidated financial statements and notes.

•	Basis of presentation

These accompanying combined and consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

•	Use of estimates and assumptions

In preparing these combined and consolidated financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenues and expenses during the years reported. Actual results may differ from these estimates.

•	Basis of consolidation

The combined and consolidated financial statements include the financial statements of the Company and its subsidiaries. All significant inter-company balances and transactions within the Company have been eliminated upon consolidation.

F-27

LEET TECHNOLOGY LIMITED

NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”), except for number of shares)

•	Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

•	Accounts receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest, which are due within contractual payment terms, generally 30 to 90 days from completion of service. Credit is extended based on evaluation of a customer's financial condition, the customer credit-worthiness and their payment history. Accounts receivable outstanding longer than the contractual payment terms are considered past due. Past due balances over 90 days and over a specified amount are reviewed individually for collectibility. At the end of fiscal year, the Company specifically evaluates individual customer’s financial condition, credit history, and the current economic conditions to monitor the progress of the collection of accounts receivables. The Company will consider the allowance for doubtful accounts for any estimated losses resulting from the inability of its customers to make required payments. For the receivables that are past due or not being paid according to payment terms, the appropriate actions are taken to exhaust all means of collection, including seeking legal resolution in a court of law. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance-sheet credit exposure related to its customers. As of December 31, 2019 and 2018, there was no allowance for doubtful accounts.

•	Plant and equipment

Plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

Expected useful lives
Computer equipment	5 years
Furniture and fixtures	5 years
Leasehold improvements	5 years or over the shorter of the remaining term of the lease

Expenditures for repairs and maintenance are expensed as incurred. When assets have been retired or sold, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the results of operations.

F-28

LEET TECHNOLOGY LIMITED

NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”), except for number of shares)

•	Revenue recognition

The Company adopted Accounting Standards Codification (“ASC”) 606 – Revenue from Contracts with Customers” (“ASC 606”) as of January 1, 2019 using the modified retrospective method. This method allows the Company to apply ASC 606 to new contracts entered into after January 1, 2019, and to its existing contracts for which revenue earned through December 31, 2018 has been recognized under the guidance in effect prior to the effective date of ASC 606. The revenue recognition processes the Company applied prior to adoption of ASC 606 align with the recognition and measurement guidance of the new standard, therefore adoption of ASC 606 did not require a cumulative adjustment to opening equity.

Under ASC 606, a performance obligation is a promise within a contract to transfer a distinct good or service, or a series of distinct goods and services, to a customer. Revenue is recognized when performance obligations are satisfied and the customer obtains control of promised goods or services. The amount of revenue recognized reflects the consideration to which the Company expects to be entitled to receive in exchange for goods or services. Under the standard, a contract’s transaction price is allocated to each distinct performance obligation. To determine revenue recognition for arrangements that the Company determines are within the scope of ASC 606, the Company performs the following five steps:

•	identify the contract with a customer;
•	identify the performance obligations in the contract;
•	determine the transaction price;
•	allocate the transaction price to performance obligations in the contract; and
•	recognize revenue as the performance obligation is satisfied.

Revenue is a form of competition using video games. Most commonly, esports takes the form of organized, single player and multiplayer video game competitions. Revenues are recognized when the competition is completed, and prize money is awarded. Revenues are earned through sponsorship fees on a per tournament basis.

•	Income taxes

The Company adopted the ASC 740 Income tax provisions of paragraph 740-10-25-13, which addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the consolidated financial statements. Under paragraph 740-10-25-13, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement. Paragraph 740-10-25-13 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. The Company had no material adjustments to its liabilities for unrecognized income tax benefits according to the provisions of paragraph 740-10-25-13.

The estimated future tax effects of temporary differences between the tax basis of assets and liabilities are reported in the accompanying balance sheets, as well as tax credit carry-backs and carry-forwards. The Company periodically reviews the recoverability of deferred tax assets recorded on its balance sheets and provides valuation allowances as management deems necessary.

F-29

LEET TECHNOLOGY LIMITED

NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”), except for number of shares)

•	Uncertain tax positions

The Company did not take any uncertain tax positions and had no adjustments to its income tax liabilities or benefits pursuant to the ASC 740 provisions of Section 740-10-25 for the years ended December 31, 2019 and 2018.

•	Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the consolidated statement of operations.

The reporting currency of the Company is United States Dollar ("US$") and the accompanying consolidated financial statements have been expressed in US$. In addition, the Company’s subsidiaries are operating in Hong Kong and Malaysia and maintain their books and record in its local currency, Hong Kong Dollars (“HKD”) and Malaysian Ringgit (“MYR”), which are functional currencies as being the primary currency of the economic environment in which their operations are conducted. In general, for consolidation purposes, assets and liabilities of its subsidiary whose functional currency is not US$ are translated into US$, in accordance with ASC Topic 830-30, “ Translation of Financial Statement”, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the year. The gains and losses resulting from translation of financial statements of foreign subsidiary are recorded as a separate component of accumulated other comprehensive income within the statements of changes in stockholder’s equity.

Translation of amounts from HKD into US$ and MYR into US$ have been made at the following exchange rates for the years ended December 31, 2019 and 2018:

	December 31,2019	December 31,2018
Year-end HKD:US$ exchange rate	0.12842	0.12769
Annual average HKD:US$ exchange rate	0.12764	0.12760
Year-end MYR:US$ exchange rate	0.24482	0.24191
Annual average MYR:US$ exchange rate	0.24156	0.24790

•	Comprehensive income

ASC Topic 220, “Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated other comprehensive income, as presented in the accompanying combined and consolidated statements of changes in stockholders’ equity, consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

•	Retirement plan costs

Contributions to retirement plans (which are defined contribution plans) are charged to general and administrative expenses in the accompanying statements of operation as the related employee service is provided.

F-30

LEET TECHNOLOGY LIMITED

NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”), except for number of shares)

•	Leases

The Company adopted Topic 842, Leases (“ASC 842”), using the modified retrospective approach through a cumulative-effect adjustment and utilizing the effective date of January 1, 2017 as its date of initial application.

The Company determines if an arrangement is a lease at inception. Operating leases are included in operating lease right-of-use (“ROU”) assets, other current liabilities, and operating lease liabilities in our consolidated balance sheets. Finance leases are included in property and equipment, other current liabilities, and other long-term liabilities in our consolidated balance sheets.

ROU assets represent the right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. As most of the Company’s leases do not provide an implicit rate, the Company generally use the incremental borrowing rate based on the estimated rate of interest for collateralized borrowing over a similar term of the lease payments at commencement date. The operating lease ROU asset also includes any lease payments made and excludes lease incentives. The lease terms may include options to extend or terminate the lease when it is reasonably certain that we will exercise that option. Lease expense for lease payments is recognized on a straight-line basis over the lease term.

In accordance with the guidance in ASC 842, components of a lease should be split into three categories: lease components (e.g. land, building, etc.), non-lease components (e.g. common area maintenance, consumables, etc.), and non-components (e.g. property taxes, insurance, etc.). Subsequently, the fixed and in-substance fixed contract consideration (including any related to non-components) must be allocated based on the respective relative fair values to the lease components and non-lease components.

•	Related parties

The Company follows the ASC 850-10, Related Party for the identification of related parties and disclosure of related party transactions.

Pursuant to section 850-10-20 the related parties include a) affiliates of the Company; b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of section 825–10–15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and Income-sharing trusts that are managed by or under the trusteeship of management; d) principal owners of the Company; e) management of the Company; f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

F-31

LEET TECHNOLOGY LIMITED

NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”), except for number of shares)

The consolidated financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include: a) the nature of the relationship(s) involved; b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c) the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d) amount due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

•	Commitments and contingencies

The Company follows the ASC 450-20, Commitments to report accounting for contingencies. Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s consolidated financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Management does not believe, based upon information available at this time that these matters will have a material adverse effect on the Company’s financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Company’s business, financial position, and results of operations or cash flows.

•	Fair value of financial instruments

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and has adopted paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 of the FASB Accounting Standards Codification establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, paragraph 820-10-35-37 of the FASB Accounting Standards Codification establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by paragraph 820-10-35-37 of the FASB Accounting Standards Codification are described below:

F-32

LEET TECHNOLOGY LIMITED

NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”), except for number of shares)

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption or input is unobservable.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

The carrying amounts of the Company’s financial assets and liabilities, such as cash and cash equivalents, accounts receivable, deposits, prepayment and other receivables, amount due from a director and operating lease right-of-use assets, approximate their fair values because of the short maturity of these instruments.

•	Recent accounting pronouncements

From time to time, new accounting pronouncements are issued by the Financial Accounting Standard Board (“FASB”) or other standard setting bodies and adopted by the Company as of the specified effective date. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial position or results of operations upon adoption.

Accounting Standards Adopted

In February 2016, the FASB issued ASU 2016-02, Leases (“ASU 2016-02”) in order to increase transparency and comparability among organizations by recognizing right-of-use assets and lease liabilities on the balance sheet for those leases classified as operating leases under previous generally accepted accounting principles. ASU 2016-02 requires a lessee to recognize a lease liability for future lease payments and a right-of-use asset representing the right to use the underlying asset for the lease term on the balance sheet for most lease arrangements. The new standard also changes many key definitions, including the definition of a lease. The new standard includes a short-term lease exception for leases with a term of 12 months or less, as part of which a lessee can make an accounting policy election not to recognize right-of-use assets and lease liabilities. Lessees will continue to differentiate between finance leases (previously referred to as capital leases) and operating leases using classification criteria that are substantially similar to the previous guidance in ASC 840.

F-33

LEET TECHNOLOGY LIMITED

NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”), except for number of shares)

ASU 2016-02 is effective for fiscal years beginning after December 15, 2018 (including interim periods within those periods) and early adoption is permitted. In August 2018, the FASB issued ASU 2018-11, Leases, Targeted Improvements, which provides a new transition option in which an entity initially applies ASU 2016-02 at the adoption date and recognizes a cumulative-effect adjustment in the period of adoption. Prior period comparative balances will not be adjusted. The Company used the new transition option and was also utilizing the package of practical expedients that allows it to not reassess: (1) whether any expired or existing contracts are or contain leases, (2) lease classification for any expired or existing leases, and (3) initial direct costs for any existing leases. We also used the short-term lease exception for leases with a term of 12 months or less. Additionally, the Company used the practical expedient that allowed each separate lease component of a contract and the associated non-lease components to be treated as a single lease component. The exercise of lease renewal options is at our discretion and the renewal to extend the lease terms are not included in the Company’s Right-Of-Use assets and lease liabilities as they are not reasonably certain of exercise. The Company will evaluate the renewal options and when they are reasonably certain of exercise, the Company will include the renewal period in its lease term. As of the January 1, 2019, effective date the Company identified one finance lease arrangement in which it is a lessee.

In calculating the present value of the lease payments, the Company applied an individual discount rate for each of its leases, and determined the appropriate discount rate based on the remaining lease terms at the date of adoption. As the lessee to several lease agreements, the Company did not have insight into the relevant information that would be required to arrive at the rate implicit in the lease. Therefore, the Company utilized its outstanding borrowings as a benchmark to determine the incremental borrowing rate for its leases. The benchmark rate was adjusted to arrive at an appropriate discount rate for each lease.

In June 2018, the FASB issued ASU No. 2018-07, Compensation-Stock Compensation: Improvements to Nonemployee Share-Based Payment Accounting (“ASU 2018-07”), which expands the scope of Compensation – Stock Compensation (“Topic 718”) to include share-based payment transactions for acquiring goods and services from nonemployees. This amendment applies to all share-based payment transactions in which a grantor acquires goods or services to be used or consumed in a grantor’s own operations by issuing share-based payment awards. The Company adopted ASU 2018-07 on January 1, 2019. The impact was immaterial to the financial statements.

In June 2018, the FASB issued ASU No. 2018-08, Not-For-Profit Entities – Clarifying the Scope and the Accounting Guidance for Contributions Received and Contributions Made (“ASU 2018-08”).  ASU 2018-08 clarifies how an entity determines whether a resource provider is participating in an exchange transaction by evaluating whether the resource provider is receiving commensurate value in return for the resources transferred. The guidance is effective for annual periods beginning after June 15, 2018, including interim periods within those annual periods, and has been adopted on a modified prospective basis. The modified prospective adoption is applied to agreements that are not completed as of the effective date, or entered into after the effective date. Under the modified prospective adoption approach, prior period results have not been restated and no cumulative-effect adjustment has been recorded. The Company does not expect this standard to have a material impact on its financial statements.

Accounting Standards Issued, Not Adopted

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). This ASU requires measurement and recognition of expected credit losses for financial assets. ASU 2016-13 also requires new disclosures for financial assets measured at amortized cost, loans and available-for-sale debt securities. ASU 2016-13 is effective for the Company beginning January 1, 2023. Entities will apply the standard's provisions as a cumulative-effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is adopted. The Company is currently evaluating the potential effect of this standard on its financial statements. The Company does not expect this standard to have a material impact on its financial statements.

F-34

LEET TECHNOLOGY LIMITED

NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”), except for number of shares)

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (“ASU 2018-13”), which eliminates, adds and modifies certain disclosure requirements for fair value measurements. The amendment is effective for interim and annual reporting periods beginning after December 15, 2019. The Company is currently assessing the impact this will have on the financial statements.

In November 2018, the FASB issued ASU No. 2018-18, Collaborative Arrangements (“ASU 2018-18”), which clarifies the interaction between ASC 808, Collaborative Arrangements and ASC 606, Revenue from Contracts with Customers. Certain transactions between participants in a collaborative arrangement should be accounted for under ASC 606 when the counterparty is a customer. In addition, ASU 2018-18 precludes an entity from presenting consideration from a transaction in a collaborative arrangement as revenue if the counterparty is not a customer for that transaction. ASU 2018-18 should be applied retrospectively to the date of initial application of ASC 606. This guidance is effective for interim and fiscal periods beginning after December 15, 2019. The Company is currently assessing the impact this will have on the financial statements.

In December 2019, the FASB issued ASU No. 2019-12, Income Taxes: Simplifying the Accounting for Income Taxes (“ASU 2019-12”), which eliminates certain exceptions related to the approach for intraperiod tax allocation, the methodology for calculating income taxes in an interim period and the recognition of deferred tax liabilities for outside basis differences. The new guidance also simplifies aspects of the accounting for franchise taxes and enacted changes in tax laws or rates and clarifies the accounting for transactions that result in a step-up in the tax basis of goodwill. The standard is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2020, with early adoption permitted. Adoption of the standard requires certain changes to be made prospectively, with some changes to be made retrospectively. The Company does not expect the adoption of this standard to have a material impact on its financial position, results of operations or cash flows.

NOTE-4      PLANT AND EQUIPMENT

Plant and equipment consisted of the following:

	As of December 31,
	2019	2018

Computer equipment	$8,023	$5,767
Furniture and fixtures	992	992
Leasehold improvements	12,618	12,618
Foreign translation difference	(78)	(337)
	21,555	19,040
Less: accumulated depreciation	(12,032)	(7,778)
Less: foreign translation difference	14	162
	$9,537	$11,424

Depreciation expense for the years ended December 31, 2019 and 2018 were $4,254 and $3,902, respectively.

F-35

LEET TECHNOLOGY LIMITED

NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE-5      LEASE LIABILITY

The Company enters into operating leases primarily for office premises. Lease terms generally 4 years. The Company adopted Topic 842, using the modified-retrospective approach as discussed in Note 2, and as a result, recognized a right-of-use asset and a lease liability. The Company uses a 1.75% rate to determine the present value of the lease payments.

The Company excludes short-term leases (those with lease terms of less than one year at inception) from the measurement of lease liabilities or right-of-use assets.

As of December 31, 2019, right-of-use assets were $8,077 and lease liabilities were $8,177. For the year ended December 31, 2019, the Company did not enter into any new lease arrangements, and did not have any arrangements that had not yet commenced.

For the years ended December 31, 2019 and 2018, the Company charged its lease expenses of $5,218 and $5,355, respectively.

The maturity of the Company’s lease obligations is presented below:

Year Ended December 31,	Operating lease amount

2020	$5,374
2021	3,032

Total lease	8,406
Less: interest	(229)
Present value of lease liabilities	$8,177

NOTE-6      AMOUNTS DUE TO RELATED PARTIES

As of December 31, 2019 and 2018, the Company’s director and major shareholder, Mr. Dai SONG and the related company under his control, made temporary advances to the Company for its working capital, which is unsecured, interest-free and has no fixed terms of repayment.

NOTE-7      STOCKHOLDER’S DEFICIT

Authorized shares

At inception, the Company’s authorized shares were 50,000 ordinary shares, with a par value of $1.

F-36

LEET TECHNOLOGY LIMITED

NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”), except for number of shares)

Issued and outstanding shares

At inception, the Company had 10,000 ordinary shares issued and outstanding.

NOTE-8     INCOME TAX

The Company is subject to taxes in the governing jurisdictions in which its subsidiary operates. The effective tax rate in the period presented is the result of the mix of income earned in various tax jurisdictions that apply a broad range of income tax rate, as follows:

Labuan

Under the current laws of the Labuan, LTL is governed under the Labuan Business Activity Act, 1990. The tax charge for such company is based on 3% of net audited profit. Due to LTL is a holding company, it did not generate any income nor incurred any income tax. In addition, its related expenses incurred cannot be carried forward to offset any future operation income.

Hong Kong

The Company’s subsidiary operating in Hong Kong is subject to the Hong Kong Profits Tax at the two-tiered profits tax rates from 8.25% to 16.5% on the estimated assessable profits arising in Hong Kong during the current year, after deducting a tax concession for the tax year. The reconciliation of income tax rate to the effective income tax rate for the years ended December 31, 2019 and 2018 is as follows:

	Years ended December 31,
	2019	2018

Loss before income taxes	$(104,473)	$(119,676)
Statutory income tax rate	16.5%	16.5%
Income tax expense at statutory rate	(17,238)	(19,746)
Tax effect of non-deductible items	–	19,746
Net operating loss	17,238	–
Income tax expense	$–	$–

As of December 31, 2019, the operation in Hong Kong incurred $279,690 of cumulative net operating losses which can be carried forward to offset future taxable income. The net operating loss carryforwards has no expiration. The Company has provided for a full valuation allowance against the deferred tax assets of $46,148 on the expected future tax benefits from the net operating loss carryforwards as the management believes it is more likely than not that these assets will not be realized in the future.

F-37

LEET TECHNOLOGY LIMITED

NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”), except for number of shares)

Malaysia

The Company’s subsidiary operating in Malaysia is subject to the Malaysia Corporate Tax Laws at a progressive income tax rate of 17% (2018: 18%) (for Company with paid up capital not more than MYR2.5 million and on the first MYR 500,000 assessable income) and 24% (2018: 24%) on the remaining assessable income for its tax year.

The reconciliation of income tax rate to the effective income tax rate for the years ended December 31, 2019 and 2018 is as follows:

	Years ended December 31,
	2019	2018

Loss before income taxes	$(588,240)	$(437,968)
Statutory income tax rate	17%	18%
Income tax expense at statutory rate	(100,001)	(78,834)
Tax effect of non-deductible items	3,011	3,002
Net operating loss	96,990	75,832
Income tax expense	$–	$–

As of December 31, 2019, the operation in Malaysia incurred $1,337,685 of cumulative net operating losses which can be carried forward to offset future taxable income. The net operating loss carryforwards will expire in 2025. The Company has provided for a full valuation allowance against the deferred tax assets of $234,900 on the expected future tax benefits from the net operating loss carryforwards as the management believes it is more likely than not that these assets will not be realized in the future.

The following table sets forth the significant components of the deferred tax assets and liabilities of the Company as of December 31, 2019 and 2018:

	As of December 31,
	2019	2018
Deferred tax assets:
Net operating loss carryforwards
- Hong Kong	$46,148	$28,910
- Malaysia	234,900	134,892
	281,048	163,802
Less: valuation allowance	(281,048)	(163,802)
Deferred tax assets, net	$–	$–

F-38

LEET TECHNOLOGY LIMITED

NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”), except for number of shares)

NOTE-9     RELATED PARTY TRANSACTIONS

From time to time, the director of the Company and his related company under his control advanced funds to the Company for working capital purpose. Those advances are unsecured, non-interest bearing and had no fixed terms of repayment.

For the year ended December 31, 2019, the Company paid $163,219 and $78,732 consulting fee and IT operating expense to Porta Capital Limited, a company which is controlled by the director of the Company.

For the year ended December 31, 2018, the Company paid $0 and $91,815 consulting fee and IT operating expense to Porta Capital Limited, a company which is controlled by the director of the Company.

NOTE-10     CONCENTRATIONS OF RISK

The Company is exposed to the following concentrations of risk:

(a)       Major customers

For the years ended December 31, 2019 and 2018, the individual customer who accounts for 10% or more of the Company’s revenues and its outstanding receivable balances as at year-end dates, are presented as follows:

	Year ended December 31, 2019			December 31, 2019
Customers	Revenues	Percentage of revenues		Accounts receivable

Customer A	$23,741	45%		$–
Customer B	11,837	23%		–
Customer C	7,875	15%		–
Customer D	7,247	14%		–

Total:	$50,700	97%	Total:	$–

	Year ended December 31, 2018			December 31, 2018
Customers	Revenues	Percentage of revenues		Accounts receivable

Customer E	$1,735	50%		$–
Customer F	1,727	50%		–

Total:	$3,462	100%	Total:	$–

F-39

LEET TECHNOLOGY LIMITED

NOTES TO COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2019 AND 2018

(Currency expressed in United States Dollars (“US$”), except for number of shares)

(b)	Economic and political risk

The Company’s major operations are conducted in Hong Kong and Malaysia. Accordingly, the political, economic, and legal environments in Hong Kong and Malaysia, as well as the general state of Hong Kong and Malaysia’s economy may influence the Company’s business, financial condition, and results of operations.

(c)	Exchange rate risk

The Company cannot guarantee that the current exchange rate will remain steady; therefore there is a possibility that the Company could post the same amount of profit for two comparable periods and because of the fluctuating exchange rate actually post higher or lower profit depending on exchange rate of HKD and MYR converted to US$ on that date. The exchange rate could fluctuate depending on changes in political and economic environments without notice.

NOTE-11     COMMITMENTS AND CONTINGENCIES

As of December 31, 2019, the Company has no material commitments or contingencies.

NOTE-12     SUBSEQUENT EVENTS

On October 30, 2020, the Company consummated the Share Exchange Transaction among Leet Entertainment Group Limited (“LEGL”) and its shareholders. Both the Company and LEGL are controlled by the same management team and the controlling person. Upon completion of the Share Exchange Transaction, LEGL became a 100% owned subsidiary of the Company.

On November 18, 2020, the Company and its shareholders executed a Share Exchange Agreement (“the “Share Exchange Agreement”) with Blow & Drive Interlock Corporation, a corporation organized under the laws of the State of Delaware (“BDIC”). Pursuant to the Share Exchange Agreement, the Company agreed to sell its aggregate of 10,000 ordinary shares representing 100% of the issued and outstanding ordinary shares of the Company. As consideration, the Company’s Shareholder received 10,000,000 shares of BDIC’s common stock, at a value of $0.10 per share, for an aggregate value of $1,000,000 (the “Shares”). The parties are entitled to terminate the Share Exchange Agreement if closing has not occurred on or prior to November 30, 2020. The consummation of the transactions contemplated in the Share Exchange Agreement is subject to normal and customary conditions precedent including, without limitation, satisfactory due diligence of the Company by BDIC.

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before consolidated financial statements are issued, the Company has evaluated all events or transactions that occurred after December 31, 2019, up through the date the Company issued the audited combined and consolidated financial statements. The Company determined that there are no further subsequent events to disclose.

F-40

BLOW & DRIVE INTERLOCK CORPORATION

PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2020

(Unaudited)

	Historical	Historical
	BDIC	LEET	Pro Forma Adjustments	Note	Pro Forma Condensed Combined
ASSETS
Current assets:
Cash and cash equivalents	$5,694	$5,582			$11,276
Accounts receivable	9,030	16,981			26,011
Deposits and prepayments	–	890			890
Operating lease right-of-use asset	–	4,179			4,179

Total current assets	14,724	27,632			42,356

Non-current assets:
Deposit	6,481	–			6,481
Plant and equipment	–	8,546			8,546

TOTAL ASSETS	$21,205	$36,178			$57,383

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$150	$–			$150
Accrued liabilities and other payables	1,993	268,816			270,809
Accrued interest, related party	1,150,118	–			1,150,118
Note payable, related party	260,800	–			260,800
Amount due to a director	–	2,026			2,026
Amounts due to related companies	–	1,724,759			1,724,759
Lease liabilities	–	4,245			4,245

Total current liabilities	1,413,061	1,999,846			3,412,907

Non-current liabilities
Note payable	150,000	–			150,000
Note payable, related party	2,020,000	–			2,020,000

	2,170,000	–			2,170,000

Total liabilities	3,583,061	1,999,846			5,582,907

Stockholders’ deficit:
Preferred stock	1,000	–			1,000
Common stock	13,135	–	1,000	(b)	14,135
Additional paid-in capital	3,676,636	10,000	(3,686,636)	(a)	–
Accumulated other comprehensive loss	–	(27,945)			(27,945)
Accumulated deficit	(7,252,627)	(1,945,723)	3,685,636	(a), (b)	(5,521,714)

Total stockholders’ deficit	(3,561,856)	(1,963,668)			(5,525,524)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$21,205	$36,178			$57,383

F-41

BLOW & DRIVE INTERLOCK CORPORATION

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATION

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2020

(Unaudited)

	Historical	Historical
	BDIC	LEET	Pro forma Adjustment	Pro Forma Condensed Combined

Revenues, net	$103,035	$79,721		$182,756

Operating expenses:
IT operating expenses	–	(102,472)		(102,472)
Professional fees	(66,116)	(6,216)		(72,332)
Payroll	(43,125)	(9,934)		(134,059)
Research and development	–	(26,975)		(26,975)
General and administrative expenses	(45,376)	(181,008)		(226,384)
Total operating expenses	(154,617)	(407,605)		(562,222)

LOSS BEFORE INCOME TAXES	(51,582)	(327,884)		(379,466)

Income tax expense	–	–		–

NET LOSS	$(51,582)	$(327,884)		$(379,466)

Net loss per share	$(0.00)			$(0.00)

Weighted average shares outstanding	131,350,683			141,350,683

F-42

BLOW & DRIVE INTERLOCK CORPORATION

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

AS OF SEPTEMBER 30, 2020

(Unaudited)

NOTE-1     BACKGROUND

On November 18, 2020, Blow & Drive Interlock Corporation or the Company or BDIC completed the Share Exchange Agreement with Leet Technology Limited and Subsidiaries (collectively “LTL”) (the “Share Exchange”) for its 100% equity interest.

The consideration of the Share Exchange totaled approximately 10,000,000 shares of the Company’s common stock, at the price of $0.10 equal to $1,000,000.

This Acquisition is considered as related party transaction, whereas Mr. Dai SONG, a director of BDIC, controls both the Company and LTL.

NOTE-2     BASIS OF PRESENTATION

Because BDIC is a shell company, LTL will comprise the ongoing operations of the combined entity and its senior management will serve as the senior management of the combined entity, LTL is deemed to be the accounting acquirer for accounting purposes. The transaction will be treated as a recapitalization of BDIC. Accordingly, the consolidated assets, liabilities and results of operations of LTL will become the historical financial statements of LTL, and BDIC’s assets, liabilities and results of operations will be consolidated with LTL beginning on the acquisition date. These pro forma financial statements are presented as a continuation of LTL.

The pro forma balance sheet as of September 30, 2020, is based on the historical financial statements of BDIC after giving effect to LTL’s acquisition of BDIC as a reverse merger using the acquisition method of accounting and applying the assumptions and adjustments described in the notes to the pro forma financial statements as if such acquisition had occurred as of September 30, 2020 for the balance sheet for pro forma financial statements purposes.

The pro forma financial statements have been prepared by management for illustrative purposes only and are not necessarily indicative of the financial position or results of operations in future periods. The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document and assumptions that management believes are reasonable. The pro forma financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with BDIC’s historical financial statements included elsewhere on Form 10-Q for the quarter ended September 30, 2020, as Exhibits filed with SEC herewith.

The pro forma financial statements do not purport to represent what the results of operations or financial position of the combined entity would actually have been if the merger had in fact occurred on September 30, 2020, nor do they purport to project the results of operations or financial position of the combined entity for any future period or as of any date.

These pro forma financial statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between BDIC and LTL since such amounts, if any, are not presently determinable.

F-43

BLOW & DRIVE INTERLOCK CORPORATION

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

AS OF SEPTEMBER 30, 2020

(Unaudited)

NOTE-3     PRO FORMA ADJUSTMENTS

The pro forma financial statements have been prepared as if the acquisition was completed on September 30, 2020 for combined balance sheet purpose and reflects the following pro forma adjustment(s):

(a)	To eliminate the accumulated deficits of BDIC incurred before the merger transaction to reflect the recapitalization of BDIC

Dr. Additional paid-in capital 3,686,636
Cr. Accumulated deficit 3,686,636

(b)	To reflect the issuance of 10,000,000 shares of common stock of BDIC for the acquisition of 100% of LTL outstanding capital stock and reclassify 100 ordinary shares of BDIC to additional paid-in capital

Dr. Accumulated deficit 1,000
Cr. Common stock 1,000

NOTE-4     PRO FORMA EARNINGS PER SHARE

The pro forma earnings per share, giving effect to the share exchange transaction has been computed as follows:

Net loss	$(379,466)

Net loss per share – Basic and diluted	$(0.00)

Weighted average number of shares deemed issued and outstanding	141,350,683

F-44

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCK & DRIVE INTERLOCK CORPORATION

Date: November 18, 2020	By:	/s/ Ding Jung, LONG
Chief Executive Officer